UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09235

                        First Defined Portfolio Fund, LLC
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                       FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2009

TABLE OF CONTENTS

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                                DECEMBER 31, 2009

Shareholder Letter ..................................................    1
Market Overview .....................................................    2
Performance Summaries and Portfolio Components ......................    4
Understanding Your Fund Expenses ....................................   20
Portfolios of Investments ...........................................   21
Statements of Assets and Liabilities ................................   42
Statements of Operations ............................................   44
Statements of Changes in Net Assets .................................   46
Statements of Changes in Net Assets - Membership Interest Activity ..   48
Financial Highlights ................................................   50
Notes to Financial Statements .......................................   58
Report of Independent Registered Public Accounting Firm .............   64
Additional Information ..............................................   65
Board of Trustees and Officers ......................................   67
Privacy Policy ......................................................   71

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Defined Portfolio Fund, LLC (the "Registrant") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Portfolio (individually called a "Portfolio" and collectively the "Portfolios") of the Registrant will achieve its investment objective. Each Portfolio is subject to market risk, which is the possibility that the market values of securities owned by the Portfolio will decline and that the value of the Portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Portfolios. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Registrant.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Membership Interests, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about each Portfolio and presents data and analysis that provide insight into each Portfolio's performance and investment approach.

By reading the market overview and discussion of each Portfolio's performance by First Trust, the Registrant's investment advisor, you may obtain an understanding of how the market environment affected its performance. The statistical information that follows may help you understand a Portfolio's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Portfolios are spelled out in the prospectus, the statement of additional information, this report, and other regulatory filings.

SHAREHOLDER LETTER

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                                DECEMBER 31, 2009

Dear Shareholders:

The year 2009 was more positive for the U.S. and global markets, which eased the minds of economists and investors alike. Many economists believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to December 31, 2009, was 61.59%. Of course, no one can guarantee that this trend will continue, but the economy has continued to rise and most investors have found it easier to open their financial statements since March.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold gives detailed information about eight portfolios in the First Defined Portfolio Fund, LLC over the year ended December 31, 2009. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Defined Portfolio Fund, LLC

(PHOTO OF ROBERT F. CAREY)

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC and WBBM Radio and has been quoted by several publications, including THE WALL STREET JOURNAL, THE WALL STREET REPORTER, BLOOMBERG NEWS SERVICE, and REGISTERED REP.

                                 MARKET OVERVIEW

STATE OF THE U.S. ECONOMY

Data indicates that the recession that commenced in December 2007 may have ended in March 2009, though no official word has come from the National Bureau of Economic Research - the organization responsible for defining expansions and contractions in the U.S. economy. The U.S. economy expanded by 2.2% the third quarter of 2009. A survey of economists by Bloomberg found a consensus GDP growth estimate of 4.5% for the fourth quarter of 2009. The ISM Manufacturing Index closed December 2009 at a reading of 55.9 - above 50 indicates expansion. That is a major advancement over its 32.9 index level in December 2008. With the aid of government stimulus, such as the first-time homebuyer tax credit, we saw the residential real estate market begin to stabilize. What we have not seen is a ramp-up in lending. While interest rates have remained extremely low, banks have yet to loosen lending standards in a meaningful way. Small businesses, in particular, have found it very difficult to secure capital.

The overall tone of the U.S. economy has clearly been influenced by legislative initiatives. The Obama Administration has spent a lot of political capital in the areas of health care reform (coverage for the uninsured) and Cap and Trade (regulate carbon emissions). Neither has been enacted into law. Despite decent earnings, the performance of health care and utility stocks suffered the better part of 2009 from the uncertainty over how said legislation would impact their bottom line. Perhaps we can get some better guidance on these issues early on in 2010.

As we begin 2010, we can safely say that the economy is in far better shape than a year ago, but some concerns linger. The Blue Chip Economic Indicators survey of 52 economists conducted at the start of January 2010 forecasted a GDP growth rate of 2.8%, compared to an estimated growth rate of -2.5% for 2009. High productivity remained a key driver of the U.S. economy during the recession. The Conference Board reported that U.S. productivity rose 2.5% in 2009 and is projected to gain another 3.0% in 2010. Moving forward, three topics to keep an eye on are the potential for rising interest rates, the direction of state budget deficits ($193 billion estimated for fiscal 2010) and the ability of companies involved in commercial real estate to rollover loans coming due ($300 billion targeted).

U.S. STOCKS AND BONDS

All of the major U.S. stock indices posted outsized returns in 2009. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 26.5%, 37.4%, and 25.6%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500 posted gains. The top-performing sector was Technology, up 59.9%, while the poorest showing came from Telecommunications Services, up 2.6%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected be 36.3% in 2010, vs. 12.7% in 2009, according to Standard & Poor's. Bloomberg surveyed strategists from Wall Street's largest firms and found the average 2010 price target for the S&P 500 Index is 1225, or a gain of 9.82%, according to Bespoke Investment Group. According to Ibbotson Associates, from 1926 through 2009, the average annual total return for the S&P 500 Index was 9.81%.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIX Volatility Index ("VIX"), an index that measures the implied volatility of S&P 500 Index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value, the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From 4/30/03-7/31/07, the S&P 500 Index posted a cumulative total return of 71.3%.

In the U.S. bond market, the top-performing group was high-yield corporate bonds. The Barclays Capital U.S. Corporate High Yield Index posted a total return of 58.21%. The next closest domestic category was municipal bonds, up 23.43%, as measured by the Barclays Capital Municipal Bond: Long Bond (22+) Index. The Barclays Capital U.S. Treasury: Intermediate Index posted the worst return, down 1.4%. It was the only major category in the red.

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT

FOREIGN STOCKS AND BONDS

Riskier asset classes dominated the overseas markets as well. The Barclays Capital Global Emerging Markets Index of debt securities rose 35.61% (USD) in 2009, while the MSCI Emerging Markets Index of stocks gained 78.44% (USD). The Barclays Capital Global Aggregate Index of higher quality debt returned 6.93%
(USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries gained 34.29% (USD). The U.S. dollar boosted returns for U.S. investors by declining 5.9% against a basket of major currencies.

PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2009 (UNAUDITED)

TARGET MANAGED VIP PORTFOLIO

Over the twelve months ended December 31, 2009, the Target Managed VIP Portfolio posted a total return of 12.99% versus 28.36% for the Russell 3000(R) Index over the same period. The NAV increased from $7.08 to $8.00 during the period.

Of the portfolio's 111 stocks, 70 advanced and 41 declined over the period. The top three performing stocks, by contribution to return, were Microsoft Corp.
(MSFT), Deutsche Bank AG (DB) and BNP Paribas (BNP). The worst-performing stocks, by percentage loss, were Gilead Sciences, Inc. (GILD), Amgen, Inc.
(AMGN) and Exxon Mobil Corp. (XOM).

The financials sector was the biggest contributor to relative performance over the period due to an overweight position and outperformance. An underweight position in consumer staples stocks also contributed to relative portfolio performance as the sector trailed the overall market. Health care stocks were the biggest detractors from relative performance due to both an overweight position and underperformance. Information technology and consumer discretionary stocks also hurt portfolio performance due to negative stock selection.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.

TARGET MANAGED VIP

   Target        Dow Jones        Russell
Managed VIP   Industrial Ave.   3000 Index
-----------   ---------------   ----------
   10000           10000           10000
   10721            9528            9253
   10187            9010            8199
    8047            7657            6433
   10858            9823            8432
   12189           10345            9440
   13072           10522           10021
   14577           12526           11605
   15958           13639           12214
    8806            9284            7658
    9950           11390            9829

RETURN COMPARISON

                                                                                          PERIODS ENDED
                                                                                          DEC. 31, 2009
                                           1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                            INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL    AVERAGE ANNUAL
                               DATE     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN      TOTAL RETURN
                            ---------   ------------   --------------   --------------   ---------------
Target Managed VIP
   Portfolio (a)             10/6/99       12.99%         -3.98%           -0.05%            -2.16%
Dow Jones Industrial
Avg.(SM) (b)                               22.68%          1.94%            1.31%             2.13%
Russell 3000(R) Index (c)                  28.36%          0.81%           -0.18%             0.99%

(a) Effective April 30, 2002, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the Dow(R) Target 5 Portfolio to the Target Managed VIP Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to April 30, 2002, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b) The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)

TARGET MANAGED VIP PORTFOLIO (CONTINUED)

                             % OF TOTAL
TOP 10 HOLDINGS              INVESTMENTS
---------------              -----------
Amgen, Inc.                       7.9%
McDonald's Corp.                  7.8
Microsoft Corp.                   5.8
Johnson & Johnson                 4.0
Caterpillar, Inc.                 3.9
Gilead Sciences, Inc.             3.1
AT&T, Inc.                        2.9
General Electric Co.              2.8
Exxon Mobil Corp.                 2.6
BNP Paribas, ADR                  2.0
                                 ----
  Total                          42.8%
                                 ====

                             % OF TOTAL
SECTOR                       INVESTMENTS
------                       -----------
Financials                       19.7%
Health Care                      19.4
Consumer Discretionary           16.4
Industrials                      12.6
Information Technology           10.6
Energy                           10.5
Telecommunication Services        4.1
Consumer Staples                  3.8
Materials                         1.5
Utilities                         1.4
                                -----
   Total                        100.0%
                                =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2009 (UNAUDITED)

THE DOW(R) DART 10 PORTFOLIO

Over the twelve months ended December 31, 2009, The Dow(R) DART 10 Portfolio posted a total return of 13.95% versus 22.68% for the Dow Jones Industrial Average(SM) over the same period. The NAV increased from $7.60 to $8.66 during the period.

Of the portfolio's 10 stocks, 7 advanced and 3 declined over the period. The top three performing stocks, by contribution to return, were Walt Disney (The) Co.
(DIS), Alcoa, Inc. (AA) and Caterpillar, Inc. (CAT). The worst-performing stocks, by percentage loss, were Exxon Mobil Corp. (XOM), General Electric Co.
(GE) and Kraft Foods, Inc. (KFT).

Walt Disney was the biggest contributor to portfolio performance in 2009. Alcoa and Boeing both helped the portfolio as well as they benefitted from improving economic conditions over the course of the year. Exxon Mobil was the biggest drag on performance as the company's earnings declined as oil prices were well below the prior year's highs. General Electric also hurt portfolio performance as the stock fell amid concerns about the strength of its finance unit.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.

DOW TARGET 10 LINE

             Dow Jones
DART 10   Industrial Ave.
-------   ---------------
 10000         10000
 10868          9528
  9262          9010
  7570          7657
  9078          9823
  9425         10345
  9121         10522
 11453         12526
 11529         13639
  8243          9284
  9393         11390

RETURN COMPARISON

                                                                                             PERIODS ENDED
                                                                                             DEC. 31, 2009
                                              1 YEAR         5 YEAR           10 YEAR       SINCE INCEPTION
                               INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL    AVERAGE ANNUAL
                                 DATE      TOTAL RETURN    TOTAL RETURN     TOTAL RETURN      TOTAL RETURN
                               ---------   ------------   --------------   --------------   ---------------
The Dow(R) DART 10 Portfolio    10/6/99       13.95%          -0.07%          -0.62%            -1.40%
Dow Jones Industrial
   Avg.(SM) (a)                               22.68%           1.94%           1.31%             2.13%

(a) The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2009 (UNAUDITED)

THE DOW(R) DART 10 PORTFOLIO (CONTINUED)

                             % OF TOTAL
TOP 10 HOLDINGS              INVESTMENTS
---------------              -----------
Alcoa, Inc.                      13.1%
Walt Disney (The) Co.            12.4
Boeing (The) Co.                 11.4
Caterpillar, Inc.                11.3
Bank of America Corp.             9.8
Kraft Foods, Inc., Class A        8.8
McDonald's Corp.                  8.8
AT&T, Inc.                        8.6
General Electric Co.              8.3
Exxon Mobil Corp.                 7.5
                                -----
   Total                        100.0%
                                =====

                              % OF TOTAL
SECTOR                       INVESTMENTS
------                       -----------
Industrials                      31.0%
Consumer Discretionary           21.2
Materials                        13.1
Financials                        9.8
Consumer Staples                  8.8
Telecommunication Services        8.6
Energy                            7.5
                                -----
   Total                        100.0%
                                =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2009 (UNAUDITED)

THE DOW(R) TARGET DIVIDEND PORTFOLIO

Over the twelve months ended December 31, 2009, The Dow(R) Target Dividend Portfolio posted a total return of 14.12% versus 11.13% for the Dow Jones U.S. Select Dividend Index(SM) over the same period. The NAV increased from $7.01 to $8.00 during the period.

Of the portfolio's 20 stocks, 11 advanced and 9 declined over the period. The top three performing stocks, by contribution to return, were MeadWestvaco Corp.
(MWV), Eastman Chemical Co. (EMN) and NiSource, Inc. (NI). The worst-performing stocks, by percentage loss, were First BanCorp (FBP), Zions Bancorp (ZION) and F.N.B. Corp. (FNB).

Materials posted the best relative returns over the period due to solid stock selection and an overweight position. Stock selection in the industrials sector helped lead the group to the second best performance on a relative basis. Financials was the biggest detractor from performance due to an overweight position and adverse stock selection. A lack of consumer discretionary exposure also hurt relative returns as the sector posted strong gains amidst improving economic conditions.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.

DOW TARGET DIVIDEND

The Dow Target      Dow Jones
   Dividend        U.S. Select    S&P 500
   Portfolio     Dividend Index    Index
--------------   --------------   -------
     10000            10000        10000
      9870            10529        10879
     11660            12587        12597
     11790            11938        13289
      7010             8240         8372
      8000             9157        10588

RETURN COMPARISON

                                                                            PERIODS ENDED
                                                                            DEC. 31, 2009
                                                               1 YEAR      SINCE INCEPTION
                                                INCEPTION      ANNUAL       AVERAGE ANNUAL
                                                  DATE      TOTAL RETURN    TOTAL RETURN
                                                ---------   ------------   ---------------
The Dow(R) Target Dividend Portfolio              5/2/05       14.12%            -4.67%
Dow Jones U.S. Select Dividend Index(SM) (a)                   11.13%            -1.87%
S&P 500(R) Index (b)                                           26.47%             1.23%

(a) The Dow Jones U.S. Select Dividend Index(SM) is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index.

(b) The S&P 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2009 (UNAUDITED)

THE DOW(R) TARGET DIVIDEND PORTFOLIO (CONTINUED)

                               % OF TOTAL
TOP 10 HOLDINGS               INVESTMENTS
---------------               -----------
MeadWestvaco Corp.               11.5%
Eastman Chemical Co.              8.5
R.R. Donnelley & Sons Co.         7.1
Universal Corp.                   6.5
Textron, Inc.                     6.3
NiSource, Inc.                    6.1
TECO Energy, Inc.                 5.9
Timken (The) Co.                  5.4
Pinnacle West Capital Corp.       4.9
Sensient Technologies Corp.       4.9
                                 ----
   Total                         67.1%
                                 ====

                               % OF TOTAL
SECTOR                        INVESTMENTS
------                        -----------
Materials                         25.0%
Industrials                       23.6
Financials                        23.4
Utilities                         21.5
Consumer Staples                   6.5
                                 -----
   Total                         100.0%
                                 =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2009 (UNAUDITED)

GLOBAL DIVIDEND TARGET 15 PORTFOLIO

Over the twelve months ended December 31, 2009, the Global Dividend Target 15 Portfolio posted a total return of 41.06% versus 29.99% for the Morgan Stanley Capital International Developed Markets World Index over the same period. The NAV increased from $13.71 to $19.34 during the period.

Of the portfolio's 15 stocks, 11 advanced and 4 declined over the period. The top three performing stocks, by contribution to return, were CITIC Pacific Ltd. (267 HK), GKN PLC (GKN LN) and BOC Hong Kong (Holdings) Ltd. (2388 HK). The worst-performing stocks, by percentage loss, were BT Group PLC (BT/A LN), General Electric Co. (GE) and Pfizer, Inc. (PFC).

Hong Kong stocks posted the best absolute returns over the period. On a sector basis, financials, consumer discretionary, and industrials were the best-performing sectors on a relative basis. Materials and telecommunication services detracted from portfolio performance due to underperformance relative to the benchmark sector.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.

GLOBAL DIVIDEND TARGET 15

  Global
 Dividend     MSCI DTR
Target 15   World Index
---------   -----------
  10000        10000
  10196         8682
   9949         7221
   8486         5785
  11380         7701
  14274         8834
  15726         9672
  21771        11613
  24676        12663
  14119         7507
  19918         9759

RETURN COMPARISON

                                                                                           PERIODS ENDED
                                                                                           DEC. 31, 2009
                                            1 YEAR          5 YEAR           10 YEAR      SINCE INCEPTION
                             INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL   AVERAGE ANNUAL
                                DATE     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
                             ---------   ------------   --------------   --------------   ---------------
Global Dividend Target 15
   Portfolio (a)              10/6/99       41.06%          6.89%            7.13%             6.65%
MSCI Developed Markets
   World Index (b)                          29.99%          2.01%           -0.24%             1.06%

(a) Effective May 2, 2005, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

(b) The Morgan Stanley Capital International Developed Markets World Index ("MSCI Developed Markets World Index") is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2009 (UNAUDITED)

GLOBAL DIVIDEND TARGET 15 PORTFOLIO (CONTINUED)

                                 % OF TOTAL
TOP 10 HOLDINGS                 INVESTMENTS
---------------                 -----------
CITIC Pacific Ltd.                 11.0%
Bank of East Asia (The) Ltd.        9.1
BOC Hong Kong (Holdings) Ltd.       8.9
Logica PLC                          8.3
GKN PLC                             7.9
Cathay Pacific Airways Ltd.         7.4
Alcoa, Inc.                         6.6
ITV PLC                             6.3
E.I. du Pont de Nemours & Co.       5.9
COSCO Pacific Ltd.                  5.6
                                   ----
   Total                           77.0%
                                   ====

                                 % OF TOTAL
SECTOR                          INVESTMENTS
------                          -----------
Industrials                        28.3%
Financials                         23.0
Consumer Discretionary             18.5
Materials                          12.6
Information Technology              8.3
Telecommunication Services          4.8
Health Care                         4.5
                                  -----
   Total                          100.0%
                                  =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)

S&P(R) TARGET 24 PORTFOLIO

Over the twelve months ended December 31, 2009, the S&P(R) Target 24 Portfolio posted a total return of 13.77% versus 26.47% for the Standard & Poor's 500 Index ("S&P 500") over the same period. The NAV increased from $6.97 to $7.93 during the period.

Of the portfolio's 24 stocks, 20 advanced and 4 declined over the period. The top three performing stocks, by contribution to return, were Microchip Technology, Inc. (MCHP), Altera Corp. (ALTR) and PepsiCo, Inc. (PEP). The worst-performing stocks, by percentage loss, were Gilead Sciences, Inc. (GILD), Lexmark International, Inc. (LKX) and Amgen, Inc. (AMGN).

Consumer staples stocks added to relative performance due to a positive selection effect. However, a negative selection effect in health care and information technology stocks led to relative underperformance. An underweight position in the materials sector, which was the second best performing sector in the S&P 500, also detracted from portfolio performance. Stock selection in the consumer discretionary sector further weighed on performance.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.

S&P TARGET 24

S&P Target 24   S&P 500 Index
-------------   -------------
    10000           10000
     8064            9090
     6078            8009
     5190            6239
     6441            8029
     7320            8902
     7625            9339
     7844           10815
     8174           11409
     5898            7188
     6710            9090

RETURN COMPARISON

                                                                                           PERIODS ENDED
                                                                                          DEC. 31, 2009
                                            1 YEAR          5 YEAR           10 YEAR      SINCE INCEPTION
                             INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL   AVERAGE ANNUAL
                               DATE      TOTAL RETURN    TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
                             ---------   ------------   --------------   --------------   ---------------
S&P(R) Target 24 Portfolio
   (a)                         10/6/99       13.77%         -1.75%          -3.92%            -2.24%
S&P 500(R) Index (b)                         26.47%          0.42%          -0.95%             0.10%

(a) Effective April 30, 2002, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the S&P(R) Target 10 Portfolio to the S&P(R) Target 24 Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to April 30,2002, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b) The S&P 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2009 (UNAUDITED)

S&P(R) TARGET 24 PORTFOLIO (CONTINUED)

                              % OF TOTAL
TOP 10 HOLDINGS              INVESTMENTS
---------------              -----------
Chevron Corp.                   11.5%
PepsiCo, Inc.                    9.8
Altera Corp.                     9.3
Travelers (The) Co., Inc.        8.0
Microchip Technology, Inc.       7.3
Amgen, Inc.                      7.3
McDonald's Corp.                 6.6
Dover Corp.                      4.8
Gilead Sciences, Inc.            4.7
W.W. Grainger, Inc.              4.6
                                ----
   Total                        73.9%
                                ====

                             % OF TOTAL
SECTOR                       INVESTMENTS
---------------              -----------
Information Technology          19.5%
Consumer Staples                15.3
Energy                          13.7
Financials                      13.5
Health Care                     13.1
Industrials                     12.3
Consumer Discretionary           8.6
Utilities                        4.0
                               -----
   Total                       100.0%
                               =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)

NASDAQ(R) TARGET 15 PORTFOLIO

Over the twelve months ended December 31, 2009, the NASDAQ(R) Target 15 Portfolio posted a total return of 16.94% versus 54.63% for the NASDAQ(R) 100 Index over the same period. The NAV increased from $6.08 to $7.11 during the period.

Of the portfolio's 15 stocks, 11 advanced and 4 declined over the period. The top three performing stocks, by contribution to return, were Check Point Software Technologies (CHKP), Bed Bath & Beyond, Inc. (BBBY) and Microsoft Corp.
(MSFT). The worst-performing stocks, by percentage loss, were Cephalon, Inc.
(CEPH), Apollo Group, Inc. (APOL) and Gilead Sciences, Inc. (GILD).

An overweight in consumer discretionary stocks helped the portfolio but was negated by negative stock selection. A significant underweight of the information technology sector contributed the most to relative underperformance. Poor stock selection in the health care sector also hurt relative performance.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.

NASDAQ TARGET 15

  Nasdaq      Nasdaq
Target 15   100 Index
---------   ---------
  10000       10000
   8822        6317
   6336        4257
   4678        2659
   6363        3976
   6192        4403
   6397        4486
   6966        4813
   8479        5739
   4164        3353
   4870        5185

RETURN COMPARISON

                                                                                        PERIODS ENDED DEC.
                                                                                            31, 2009
                                         1 YEAR           5 YEAR          10 YEAR         SINCE INCEPTION
                          INCEPTION      ANNUAL       AVERAGE ANNUAL   AVERAGE ANNUAL     AVERAGE ANNUAL
                             DATE     TOTAL RETURN     TOTAL RETURN     TOTAL RETURN       TOTAL RETURN
                          ---------   ------------    --------------   --------------   ------------------
NASDAQ(R) Target 15
   Portfolio               10/6/99       16.94%           -4.69%           -6.94%            -3.28%
NASDAQ(R) 100 Index (a)                  54.63%            3.32%           -6.35%            -2.65%

(a) The NASDAQ(R) 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ(R). (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2009 (UNAUDITED)

NASDAQ(R) TARGET 15 PORTFOLIO (CONTINUED)

                                          % OF TOTAL
TOP 10 HOLDINGS                          INVESTMENTS
---------------                          -----------
Microsoft Corp.                               9.7%
Bed Bath & Beyond, Inc.                       9.4
DIRECTV, Class A                              9.1
Check Point Software Technologies Ltd.        8.7
Altera Corp.                                  7.8
Fastenal Co.                                  7.3
C.H. Robinson Worldwide, Inc.                 6.8
Ross Stores, Inc.                             6.5
Amgen, Inc.                                   6.0
Gilead Sciences, Inc.                         5.2
                                             ----
   Total                                     76.5%
                                             ====

                                          % OF TOTAL
SECTOR                                   INVESTMENTS
------                                   -----------
Consumer Discretionary                       29.8%
Information Technology                       26.2
Industrials                                  23.6
Health Care                                  16.2
Consumer Staples                              4.2
                                            -----
   Total                                    100.0%
                                            =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO

Over the twelve months ended December 31, 2009, the First Trust Target Focus Four Portfolio posted a total return of 28.79% versus 26.47% for the S&P 500(R) Index over the same period. The NAV increased from $3.23 to $4.16 during the period.

Of the portfolio's 128 stocks, 86 advanced and 42 declined over the period. The top three performing stocks, by contribution to return, were Temple-Inland, Inc.
(TIN), MeadWestvaco Corp. (MWV) and Advanced Medical Optics (EYE). The worst-performing stocks, by percentage loss, were First BanCorp (FBP), Zions Bancorporation (ZION) and F.N.B. Corp (FNB).

The portfolio outperformed due to positive stock selection in seven of the ten S&P 500 sectors. The materials sector was the best performer on a relative basis due to an overweight position and outperformance. A positive selection effect in the energy and health care sectors also added to portfolio performance. Financial stocks posted the worst relative contribution over the period due to a combination of an overweight position and underperformance. An underweight in technology also held back performance as the sector was the top performer in the benchmark.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.

TARGET FOCUS FOUR

  Target
Focus Four   S&P 500 Index
----------   -------------
   10000         10000
    7360          9090
    4737          8009
    2991          6239
    4096          8029
    4561          8902
    4588          9339
    4772         10815
    5044         11409
    2833          7188
    3649          9090

RETURN COMPARISON

                                                                                             PERIODS ENDED DEC.
                                                                                                  31, 2009
                                               1 YEAR          5 YEAR           10 YEAR        SINCE INCEPTION
                                INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL     AVERAGE ANNUAL
                                   DATE     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN       TOTAL RETURN
                                ---------   ------------   --------------   --------------   ------------------
First Trust Target Focus Four
   Portfolio (a)                 10/6/99        28.79%         -4.36%           -9.59%             -8.21%
S&P 500(R) Index (b)                            26.47%          0.42%           -0.95%              0.10%

(a) Effective November 19, 2007, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the First Trust 10 Uncommon Values Portfolio to the First Trust Target Focus Four Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to November 19, 2007, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b) The S&P 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (CONTINUED)

                              % OF TOTAL
TOP 10 HOLDINGS              INVESTMENTS
---------------              -----------
Johnson & Johnson                 6.3%
McDonald's Corp.                  5.7
Amgen, Inc.                       5.0
MeadWestvaco Corp.                3.1
Temple-Inland, Inc.               2.5
Eastman Chemical Co.              2.3
Timken (The) Co.                  2.1
R.R. Donnelley & Sons Co.         1.9
Universal Corp.                   1.7
Textron, Inc.                     1.7
                                 ----
   Total                         32.3%
                                 ====

                              % OF TOTAL
SECTOR                       INVESTMENTS
------                       -----------
Health Care                      16.0%
Materials                        13.8
Consumer Discretionary           13.3
Financials                       13.3
Energy                           11.8
Industrials                      11.0
Information Technology            8.9
Utilities                         7.7
Consumer Staples                  2.9
Telecommunication Services        1.3
                                -----
   Total                        100.0%
                                =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)

VALUE LINE(R) TARGET 25 PORTFOLIO

Over the twelve months ended December 31, 2009, the Value Line(R) Target 25 Portfolio posted a total return of 7.12% versus 28.36% for the Russell 3000(R) Index over the same period. The NAV increased from $2.67 to $2.86 during the period.

Of the portfolio's 25 stocks, 14 advanced and 11 declined over the period. The top three performing stocks, by contribution to return, were Netflix, Inc.
(NFLX), Dollar Tree, Inc. (DLTR) and AutoZone, Inc. (AZO). The worst-performing stocks, by percentage loss, were Apollo Group, Inc. (APOL), Myriad Genetics, Inc. (MYGN) and Spartan Stores, Inc. (SPTN).

An overweight position, combined with negative selection, caused the consumer discretionary sector to be the worst-performing group in the portfolio. An underweight in technology stocks, along with underperformance from the group, also weighed on portfolio returns.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.

VALUELINE TARGET 25

Value Line     Russell
 Target 25   3000 Index
----------   ----------
   10000        10000
    5707         9253
    2541         8199
    1451         6433
    2045         8432
    2486         9440
    2976        10021
    3062        11605
    3619        12214
    1635         7658
    1751         9829

RETURN COMPARISON

                                                                                       PERIODS ENDED DEC.
                                                                                            31, 2009
                                         1 YEAR          5 YEAR           10 YEAR        SINCE INCEPTION
                          INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL     AVERAGE ANNUAL
                             DATE     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN       TOTAL RETURN
                          ---------   ------------   --------------   --------------   ------------------
Value Line(R) Target 25
   Portfolio (a)           10/6/99         7.12%         -6.77%           -15.99%           -11.51%
Russell 3000 Index (b)                    28.36%          0.81%            -0.18%             0.99%

(a) Effective April 30, 2002, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to April 30, 2002, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)

VALUE LINE(R) TARGET 25 PORTFOLIO (CONTINUED)

                                  % OF TOTAL
TOP 10 HOLDINGS                  INVESTMENTS
---------------                  -----------
AutoZone, Inc.                       8.1%
Johnson & Johnson                    7.6
McDonald's Corp.                     7.1
Amgen, Inc.                          6.9
Dollar Tree, Inc.                    6.8
DeVry, Inc.                          6.3
SAIC, Inc.                           5.9
Family Dollar Stores, Inc.           5.8
ITT Educational Services, Inc.       5.7
Apollo Group, Inc., Class A          5.5
                                    ----
   Total                            65.7%
                                    ====

                                  % OF TOTAL
SECTOR                           INVESTMENTS
------                           -----------
Consumer Discretionary              62.4%
Health Care                         20.8
Information Technology               7.5
Materials                            6.1
Consumer Staples                     3.2
                                   -----
   Total                           100.0%
                                   =====

FIRST DEFINED PORTFOLIO FUND, LLC
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2009 (UNAUDITED)

As a shareholder of the Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio or Value Line (R) Target 25 Portfolio (the "Portfolios"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2009 to December 31, 2009.

                                 ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         HYPOTHETICAL
                                                ACTUAL EXPENSES                   (5% RETURN BEFORE EXPENSES)
                                     -------------------------------------   -------------------------------------
                                                                 EXPENSES
                                                                   PAID                                  EXPENSES
                                      BEGINNING     ENDING        DURING      BEGINNING     ENDING     PAID DURING
                                       ACCOUNT      ACCOUNT     PERIOD (a)     ACCOUNT      ACCOUNT     PERIOD (a)
                                        VALUE        VALUE     07/01/2009-      VALUE        VALUE     07/01/2009-    EXPENSE
                                     07/01/2009   12/31/2009    12/31/2009   07/01/2009   12/31/2009    12/31/2009   RATIO (b)
                                     ----------   ----------   -----------   ----------   ----------   -----------   ---------
Target Managed VIP Portfolio .....    $1,000.00    $1,183.40      $8.09       $1,000.00    $1,017.80      $7.48         1.47%
The Dow(R) DART 10 Portfolio .....     1,000.00     1,260.60       8.38        1,000.00     1,017.80       7.48         1.47
The Dow(R) Target Dividend
   Portfolio .....................     1,000.00     1,406.00       8.91        1,000.00     1,017.80       7.48         1.47
Global Dividend Target 15
   Portfolio .....................     1,000.00     1,272.40       8.42        1,000.00     1,017.80       7.48         1.47
S&P(R) Target 24 Portfolio .......     1,000.00     1,176.60       8.06        1,000.00     1,017.80       7.48         1.47
NASDAQ(R) Target 15 Portfolio ....     1,000.00     1,171.30       8.05        1,000.00     1,017.80       7.48         1.47
First Trust Target Focus
   Four Portfolio ................     1,000.00     1,280.00       7.87        1,000.00     1,018.30       6.97         1.37
Value Line(R) Target 25
   Portfolio .....................     1,000.00     1,067.20       7.66        1,000.00     1,017.80       7.48         1.47

(a) Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

(b)  These expense ratios reflect expense caps.

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - 99.0%
                 AEROSPACE & DEFENSE - 0.6%
         3,294   Aerovironment, Inc. (b) ......................   $       95,789
         1,372   American Science & Engineering, Inc. .........          104,052
                                                                  --------------
                                                                         199,841
                                                                  --------------
                 AIR FREIGHT & LOGISTICS - 0.6%
         2,987   C.H. Robinson Worldwide, Inc. ................          175,426
                                                                  --------------
                 AIRLINES - 0.7%
         3,277   Allegiant Travel Co. (b) .....................          154,576
         7,441   Hawaiian Holdings, Inc. (b) ..................           52,087
                                                                  --------------
                                                                         206,663
                                                                  --------------
                 AUTOMOBILES - 1.5%
         8,558   Daimler AG ...................................          456,141
                                                                  --------------
                 BEVERAGES - 1.8%
         1,329   Hansen Natural Corp. (b) .....................           51,034
         8,302   PepsiCo, Inc. ................................          504,762
                                                                  --------------
                                                                         555,796
                                                                  --------------
                 BIOTECHNOLOGY - 11.3%
        43,308   Amgen, Inc. (b) ..............................        2,449,933
         1,260   Cephalon, Inc. (b) ...........................           78,637
        21,981   Gilead Sciences, Inc. (b) ....................          951,338
         1,384   Myriad Genetics, Inc. (b) ....................           36,122
           302   Myriad Pharmaceuticals, Inc. (b) .............            1,519
                                                                  --------------
                                                                       3,517,549
                                                                  --------------
                 CAPITAL MARKETS - 4.6%
        11,830   Credit Suisse Group AG, ADR ..................          581,563
         8,036   Deutsche Bank AG .............................          569,833
         3,852   Stifel Financial Corp. (b) ...................          228,192
         4,128   SWS Group, Inc. ..............................           49,949
                                                                  --------------
                                                                       1,429,537
                                                                  --------------
                 CHEMICALS - 0.2%
         2,939   Innophos Holdings, Inc. ......................           67,568
                                                                  --------------
                 COMMERCIAL BANKS - 8.2%
        26,899   Banco Bilbao Vizcaya Argentaria S.A., ADR.....          485,258
        34,057   Banco Santander S.A., ADR ....................          559,897
        15,278   BNP Paribas, ADR .............................          613,564
         5,047   Community Bank System, Inc. ..................           97,457
         3,262   First Financial Bankshares, Inc. .............          176,898
         7,625   HSBC Holdings PLC, ADR .......................          435,311
        10,010   Old National Bancorp .........................          124,424
         4,299   S&T Bancorp, Inc. ............................           73,126
                                                                  --------------
                                                                       2,565,935
                                                                  --------------
                 COMMERCIAL SERVICES & SUPPLIES - 0.2%
         1,994   Cintas Corp. .................................           51,944
                                                                  --------------
                 COMPUTERS & PERIPHERALS - 0.5%
         5,763   Lexmark International, Inc., Class A (b) .....          149,723
                                                                  --------------

                        See Notes to Financial Statements

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)
                 CONSUMER FINANCE - 0.7%
         6,219   EZCORP, Inc., Class A (b) ....................   $      107,029
         4,698   First Cash Financial Services, Inc. (b) ......          104,248
                                                                  --------------
                                                                         211,277
                                                                  --------------
                 CONTAINERS & PACKAGING - 1.1%
         7,007   Rock-Tenn Co., Class A .......................          353,223
                                                                  --------------
                 DIVERSIFIED CONSUMER SERVICES - 1.6%
         5,500   Apollo Group, Inc., Class A (b) ..............          333,190
         1,167   DeVry, Inc. ..................................           66,204
           625   ITT Educational Services, Inc. (b) ...........           59,975
           216   Strayer Education, Inc. ......................           45,898
                                                                  --------------
                                                                         505,267
                                                                  --------------
                 DIVERSIFIED FINANCIAL SERVICES - 0.3%
         3,470   Moody's Corp. ................................           92,996
                                                                  --------------
                 DIVERSIFIED TELECOMMUNICATION SERVICES - 4.0%
        32,291   AT&T, Inc. ...................................          905,117
        16,319   BT Group PLC, ADR ............................          354,775
                                                                  --------------
                                                                       1,259,892
                                                                  --------------
                 ELECTRIC UTILITIES - 0.4%
         3,730   Southern Co. .................................          124,284
                                                                  --------------
                 ENERGY EQUIPMENT & SERVICES - 0.1%
           547   ENSCO International PLC, ADR .................           21,847
                                                                  --------------
                 FOOD & STAPLES RETAILING - 0.2%
         1,029   Nash Finch Co. ...............................           38,166
         1,974   Spartan Stores, Inc. .........................           28,208
                                                                  --------------
                                                                          66,374
                                                                  --------------
                 FOOD PRODUCTS - 1.0%
         1,902   Campbell Soup Co. ............................           64,287
         6,571   TreeHouse Foods, Inc. (b) ....................          255,349
                                                                  --------------
                                                                         319,636
                                                                  --------------
                 GAS UTILITIES - 0.4%
         3,469   Laclede Group (The), Inc. ....................          117,148
                                                                  --------------
                 HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
         4,268   Cyberonics, Inc. (b) .........................           87,238
         5,365   Greatbatch, Inc. (b) .........................          103,169
         4,446   Merit Medical Systems, Inc. (b) ..............           85,763
                                                                  --------------
                                                                         276,170
                                                                  --------------
                 HEALTH CARE PROVIDERS & SERVICES - 0.9%
         4,491   Gentiva Health Services, Inc. (b) ............          121,302
         4,955   Hanger Orthopedic Group, Inc. (b) ............           68,528
         2,864   LHC Group, Inc. (b) ..........................           96,259
                                                                  --------------
                                                                         286,089
                                                                  --------------

                        See Notes to Financial Statements

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)
                 HEALTH CARE TECHNOLOGY - 1.1%
         1,719   Computer Programs & Systems, Inc..............   $       79,160
         4,497   Quality Systems, Inc..........................          282,367
                                                                  --------------
                                                                         361,527
                                                                  --------------
                 HOTELS, RESTAURANTS & LEISURE - 7.9%
        38,290   McDonald's Corp...............................        2,390,828
           906   Panera Bread Co., Class A (b).................           60,675
                                                                  --------------
                                                                       2,451,503
                                                                  --------------
                 HOUSEHOLD PRODUCTS - 0.7%
         2,713   Colgate-Palmolive Co..........................          222,873
                                                                  --------------
                 INDUSTRIAL CONGLOMERATES - 2.8%
        57,628   General Electric Co...........................          871,912
                                                                  --------------
                 INSURANCE - 5.0%
        30,372   Allianz SE, ADR...............................          378,131
        14,614   AXA S.A., ADR.................................          346,059
         2,299   Infinity Property & Casualty Corp.............           93,431
         6,909   Swiss Reinsurance Co., ADR....................          332,945
         8,301   Travelers (The) Co., Inc......................          413,888
                                                                  --------------
                                                                       1,564,454
                                                                  --------------
                 INTERNET & CATALOG RETAIL - 0.5%
         1,590   Netflix, Inc. (b).............................           87,673
         3,515   PetMed Express, Inc...........................           61,969
                                                                  --------------
                                                                         149,642
                                                                  --------------
                 IT SERVICES - 0.7%
         5,455   CSG Systems International, Inc. (b)...........          104,136
           853   ManTech International Corp., Class A (b)......           41,183
         3,300   SAIC, Inc. (b)................................           62,502
                                                                  --------------
                                                                         207,821
                                                                  --------------
                 LIFE SCIENCES TOOLS & SERVICES - 0.3%
         6,637   Luminex Corp. (b).............................           99,090
                                                                  --------------
                 MACHINERY - 4.6%
        20,881   Caterpillar, Inc..............................        1,190,008
         5,987   Dover Corp....................................          249,119
                                                                  --------------
                                                                       1,439,127
                                                                  --------------
                 MEDIA - 2.0%
        18,336   DIRECTV, Class A (b)..........................          611,506
                                                                  --------------
                 METALS & MINING - 0.2%
           784   Compass Minerals International, Inc...........           52,677
                                                                  --------------
                 MULTI-UTILITIES - 0.2%
         1,152   Sempra Energy.................................           64,489
         1,015   TECO Energy, Inc..............................           16,463
                                                                  --------------
                                                                          80,952
                                                                  --------------

                        See Notes to Financial Statements

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)
                 MULTILINE RETAIL - 0.4%
         1,497   Dollar Tree, Inc. (b) ........................   $       72,305
         1,786   Family Dollar Stores, Inc. ...................           49,704
                                                                  --------------
                                                                         122,009
                                                                  --------------
                 OIL, GAS & CONSUMABLE FUELS - 10.3%
         7,107   BP PLC, ADR ..................................          411,993
         7,724   Chevron Corp. ................................          594,671
         1,778   Clayton Williams Energy, Inc. (b) ............           62,301
         6,837   ENI SpA, ADR .................................          346,021
           978   EOG Resources, Inc. ..........................           95,159
        11,597   Exxon Mobil Corp. ............................          790,799
         5,669   Goodrich Petroleum Corp. (b) .................          138,040
        19,816   StatoilHydro ASA, ADR ........................          493,617
         8,729   VAALCO Energy, Inc. (b) ......................           39,717
         8,752   World Fuel Services Corp. ....................          234,466
                                                                  --------------
                                                                       3,206,784
                                                                  --------------
                 PHARMACEUTICALS - 4.6%
         1,851   Forest Laboratories, Inc. (b) ................           59,436
        19,253   Johnson & Johnson ............................        1,240,086
         9,729   Questcor Pharmaceuticals, Inc. (b) ...........           46,213
        12,444   ViroPharma, Inc. (b) .........................          104,405
                                                                  --------------
                                                                       1,450,140
                                                                  --------------
                 PROFESSIONAL SERVICES - 0.5%
         1,770   Dun & Bradstreet (The), Corp. ................          149,335
                                                                  --------------
                 REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6%
         2,373   Public Storage ...............................          193,281
                                                                  --------------
                 ROAD & RAIL - 1.1%
         3,874   Arkansas Best Corp. ..........................          114,012
         4,939   Genesee & Wyoming Inc., Class A (b) ..........          161,209
         1,796   J.B. Hunt Transport Services, Inc. ...........           57,957
                                                                  --------------
                                                                         333,178
                                                                  --------------
                 SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 3.1%
        26,399   Altera Corp. .................................          597,409
        13,012   Microchip Technology, Inc. ...................          378,129
                                                                  --------------
                                                                         975,538
                                                                  --------------
                 SOFTWARE - 6.2%
         3,867   Check Point Software Technologies Ltd. (b) ...          131,014
        58,899   Microsoft Corp. ..............................        1,795,831
                                                                  --------------
                                                                       1,926,845
                                                                  --------------

                        See Notes to Financial Statements

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)
                 SPECIALTY RETAIL - 2.3%
         1,197   AutoZone, Inc. (b) ...........................   $      189,210
         4,630   Bed Bath & Beyond, Inc. (b) ..................          178,857
         6,633   Hot Topic, Inc. (b) ..........................           42,186
         1,840   Jos. A. Bank Clothiers, Inc. (b) .............           77,630
         2,309   Ross Stores, Inc. ............................           98,617
         1,346   Tractor Supply Co. (b) .......................           71,284
        15,488   Wet Seal (The), Inc., Class A (b) ............           53,434
                                                                  --------------
                                                                         711,218
                                                                  --------------
                 TEXTILES, APPAREL & LUXURY GOODS - 0.2%
         1,594   Coach, Inc. ..................................           58,229
                                                                  --------------
                 TRADING COMPANIES & DISTRIBUTORS - 1.5%
         6,690   Beacon Roofing Supply, Inc. (b) ..............          107,040
         2,647   Fastenal Co. .................................          110,221
         2,466   W.W. Grainger, Inc. ..........................          238,783
                                                                  --------------
                                                                         456,044
                                                                  --------------
                 WATER UTILITIES - 0.4%
         3,165   California Water Service Group ...............          116,535
                                                                  --------------
                 TOTAL INVESTMENTS - 99.0%....................        30,822,546
                    (Cost $29,269,932) (c)
                 NET OTHER ASSETS AND LIABILITIES - 1.0% ......          326,179
                                                                  --------------
                 NET ASSETS - 100.0% ..........................   $   31,148,725
                                                                  ==============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $29,269,932. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,248,434 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,695,820.

ADR  American Depositary Receipt

VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                               LEVEL 2       LEVEL 3
                    TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                   VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
                   12/31/09       PRICES        INPUTS        INPUTS
                 -----------   -----------   -----------   ------------
Common Stocks*   $30,822,546   $30,822,546       $--           $--
                 ===========   ===========       ===           ===

*    See the Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements

THE DOW (R) DART 10 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - 98.1%
                 AEROSPACE & DEFENSE - 11.1%
        11,214   Boeing (The) Co...............................   $      607,014
                                                                  --------------
                 DIVERSIFIED FINANCIAL SERVICES - 9.7%
        34,937   Bank of America Corp..........................          526,151
                                                                  --------------
                 DIVERSIFIED TELECOMMUNICATION SERVICES - 8.4%
        16,388   AT&T, Inc.....................................          459,356
                                                                  --------------
                 FOOD PRODUCTS - 8.7%
        17,392   Kraft Foods, Inc., Class A....................          472,715
                                                                  --------------
                 HOTELS, RESTAURANTS & LEISURE - 8.6%
         7,493   McDonald's Corp...............................          467,863
                                                                  --------------
                 INDUSTRIAL CONGLOMERATES - 8.1%
        29,238   General Electric Co...........................          442,371
                                                                  --------------
                 MACHINERY - 11.1%
        10,597   Caterpillar, Inc..............................          603,923
                                                                  --------------
                 MEDIA - 12.2%
        20,577   Walt Disney (The) Co..........................          663,608
                                                                  --------------
                 METALS & MINING - 12.8%
        43,269   Alcoa, Inc....................................          697,496
                                                                  --------------
                 OIL, GAS & CONSUMABLE FUELS - 7.4%
         5,886   Exxon Mobil Corp..............................          401,366
                                                                  --------------
                 TOTAL INVESTMENTS - 98.1%......................       5,341,863
                    (Cost $4,828,744) (b)
                 NET OTHER ASSETS AND LIABILITIES - 1.9%.......          105,160
                                                                  --------------
                 NET ASSETS - 100.0%...........................   $    5,447,023
                                                                  ==============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $4,828,744. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $612,904 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $99,785.

VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                             LEVEL 2        LEVEL 3
                    TOTAL       LEVEL 1    SIGNIFICANT    SIGNIFICANT
                  VALUE AT      QUOTED     OBSERVABLE    UNOBSERVABLE
                  12/31/09      PRICES       INPUTS         INPUTS
                 ----------   ----------   -----------   ------------
Common Stocks*   $5,341,863   $5,341,863       $--            $--
                 ==========   ==========       ===            ===

*    See the Portfolio of Investments for industry breakout.

                       See Notes to Financial Statements

THE DOW(R) TARGET DIVIDEND PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - 97.8%
                 CHEMICALS - 13.1%
        31,165   Eastman Chemical Co. .........................   $    1,877,380
        41,301   Sensient Technologies Corp. ..................        1,086,216
                                                                  --------------
                                                                       2,963,596
                                                                  --------------
                 COMMERCIAL BANKS - 19.3%
        35,741   BB&T Corp. ...................................          906,749
        74,392   F.N.B. Corp. .................................          505,122
        86,352   First BanCorp. ...............................          198,610
       102,674   Fulton Financial Corp. .......................          895,317
       120,504   Regions Financial Corp. ......................          637,466
        32,946   SunTrust Banks, Inc. .........................          668,474
        41,535   Zions Bancorporation .........................          532,894
                                                                  --------------
                                                                       4,344,632
                                                                  --------------
                 COMMERCIAL SERVICES & SUPPLIES - 7.0%
        70,529   R.R. Donnelley & Sons Co. ....................        1,570,681
                                                                  --------------
                 ELECTRIC UTILITIES - 9.4%
        29,666   American Electric Power Co., Inc. ............        1,032,080
        29,750   Pinnacle West Capital Corp. ..................        1,088,255
                                                                  --------------
                                                                       2,120,335
                                                                  --------------
                 INDUSTRIAL CONGLOMERATES - 6.1%
        73,756   Textron, Inc. ................................        1,387,350
                                                                  --------------
                 MACHINERY - 9.9%
        56,725   Briggs & Stratton Corp. ......................        1,061,325
        49,806   Timken (The) Co. .............................        1,180,900
                                                                  --------------
                                                                       2,242,225
                                                                  --------------
                 MULTI-UTILITIES - 11.7%
        86,906   NiSource, Inc. ...............................        1,336,614
        80,232   TECO Energy, Inc. ............................        1,301,363
                                                                  --------------
                                                                       2,637,977
                                                                  --------------
                 PAPER & FOREST PRODUCTS - 11.3%
        88,939   MeadWestvaco Corp. ...........................        2,546,324
                                                                  --------------
                 THRIFTS & MORTGAGE FINANCE - 3.7%
        59,275   First Niagara Financial Group, Inc. ..........          824,515
                                                                  --------------
                 TOBACCO - 6.3%
        31,334   Universal Corp. ..............................        1,429,144
                                                                  --------------
                 TOTAL INVESTMENTS - 97.8%....................        22,066,779
                    (Cost $20,860,223) (b)
                 NET OTHER ASSETS AND LIABILITIES - 2.2% ......          489,761
                                                                  --------------
                 NET ASSETS - 100.0% ..........................   $   22,556,540
                                                                  ==============

---------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $20,860,223. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,265,910 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,059,354.

                        See Notes to Financial Statements

THE DOW(R) TARGET DIVIDEND PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                               LEVEL 2        LEVEL 3
                     TOTAL       LEVEL 1     SIGNIFICANT    SIGNIFICANT
                   VALUE AT      QUOTED       OBSERVABLE   UNOBSERVABLE
                   12/31/09      PRICES         INPUTS        INPUTS
                 -----------   -----------   -----------   ------------
Common Stocks*   $22,066,779   $22,066,779       $--            $--
                 ===========   ===========       ===            ===

*    See the Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - 98.4%
                 HONG KONG - 41.4%
     1,066,700   Bank of East Asia (The) Ltd. (b) .............   $    4,190,594
     1,834,849   BOC Hong Kong (Holdings) Ltd. (b) ............        4,122,303
     1,848,000   Cathay Pacific Airways Ltd. (b) (c) ..........        3,431,892
     1,906,000   CITIC Pacific Ltd. (b) .......................        5,090,587
     2,022,000   COSCO Pacific Ltd. (b) .......................        2,566,105
                                                                  --------------
                                                                      19,401,481
                                                                  --------------
                 UNITED KINGDOM - 31.1%
     1,024,631   BT Group PLC (b) .............................        2,231,469
     1,944,640   GKN PLC (b) (c) ..............................        3,642,249
     3,449,802   ITV PLC (b) (c) ..............................        2,906,878
       894,382   Ladbrokes PLC (b) ............................        1,978,840
     2,098,201   Logica PLC (b) ...............................        3,838,875
                                                                  --------------
                                                                      14,598,311
                                                                  --------------
                 UNITED STATES - 25.9%
       190,332   Alcoa, Inc. ..................................        3,068,152
       153,674   Bank of America Corp. ........................        2,314,330
        81,031   E.I. du Pont de Nemours & Co. ................        2,728,314
       128,612   General Electric Co. .........................        1,945,900
       114,626   Pfizer, Inc. .................................        2,085,047
                                                                  --------------
                                                                      12,141,743
                                                                  --------------
                 TOTAL INVESTMENTS - 98.4%....................        46,141,535
                    (Cost $45,017,137) (d)
                 NET OTHER ASSETS AND LIABILITIES - 1.6% ......          743,569
                                                                  --------------
                 NET ASSETS - 100.0% ..........................   $   46,885,104
                                                                  ==============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Security is fair valued in accordance with procedures adopted by the Registrant's Board of Trustees.

(c)  Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $45,017,137. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,488,043 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,363,645.

VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2009 is as follows (see Note 2A -Portfolio Valuation in the Notes to Financial Statements):

                                                     LEVEL 2       LEVEL 3
                          TOTAL       LEVEL 1      SIGNIFICANT   SIGNIFICANT
                        VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
                        12/31/09       PRICES        INPUTS         INPUTS
                      -----------   -----------   ------------   ------------
Common Stocks:
Hong Kong             $19,401,481   $        --    $19,401,481        $--
United Kingdom         14,598,311            --     14,598,311         --
United States          12,141,743    12,141,743             --         --
                      -----------   -----------    -----------        ---
Total Common Stocks   $46,141,535   $12,141,743    $33,999,792        $--
                      ===========   ===========    ===========        ===

                        See Notes to Financial Statements

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:
   Commercial Banks ......................................    17.7%
   Industrial Conglomerates ..............................    15.0
   IT Services ...........................................     8.2
   Auto Components .......................................     7.8
   Airlines ..............................................     7.3
   Metals & Mining .......................................     6.5
   Media .................................................     6.2
   Chemicals .............................................     5.8
   Transportation Infrastructure .........................     5.5
   Diversified Financial Services ........................     4.9
   Diversified Telecommunication Services ................     4.8
   Pharmaceuticals .......................................     4.5
   Hotels, Restaurants & Leisure .........................     4.2
   Net Other Assets and Liabilities ......................     1.6
                                                             -----
                                                             100.0%
                                                             =====

                        See Notes to Financial Statements

S&P(R) TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - 98.3%
                 BEVERAGES - 9.6%
        14,657   PepsiCo, Inc.................................    $      891,146
                                                                  --------------
                 BIOTECHNOLOGY - 11.8%
        11,711   Amgen, Inc. (b)..............................           662,491
         9,902   Gilead Sciences, Inc. (b)....................           428,559
                                                                  --------------
                                                                       1,091,050
                                                                  --------------
                 COMPUTERS & PERIPHERALS - 2.9%
        10,169   Lexmark International, Inc., Class A (b).....           264,191
                                                                  --------------
                 DIVERSIFIED FINANCIAL SERVICES - 1.8%
         6,126   Moody's Corp.................................           164,177
                                                                  --------------
                 ELECTRIC UTILITIES - 2.4%
         6,587   Southern Co..................................           219,479
                                                                  --------------
                 ENERGY EQUIPMENT & SERVICES - 0.4%
           969   ENSCO International PLC, ADR.................            38,702
                                                                  --------------
                 FOOD PRODUCTS - 1.2%
         3,355   Campbell Soup Co.............................           113,399
                                                                  --------------
                 HOTELS, RESTAURANTS & LEISURE - 6.5%
         9,671   McDonald's Corp..............................           603,857
                                                                  --------------
                 HOUSEHOLD PRODUCTS - 4.2%
         4,788   Colgate-Palmolive Co.........................           393,334
                                                                  --------------
                 INSURANCE - 7.9%
        14,651   Travelers (The) Co., Inc.....................           730,499
                                                                  --------------
                 MACHINERY - 4.7%
        10,566   Dover Corp...................................           439,651
                                                                  --------------
                 MULTI-UTILITIES - 1.5%
         2,032   Sempra Energy................................           113,751
         1,792   TECO Energy, Inc.............................            29,066
                                                                  --------------
                                                                         142,817
                                                                  --------------
                 OIL, GAS & CONSUMABLE FUELS - 13.1%
        13,633   Chevron Corp.................................         1,049,605
         1,726   EOG Resources, Inc...........................           167,940
                                                                  --------------
                                                                       1,217,545
                                                                  --------------
                 PHARMACEUTICALS - 1.1%
         3,266   Forest Laboratories, Inc. (b)................           104,871
                                                                  --------------
                 PROFESSIONAL SERVICES - 2.8%
         3,123   Dun & Bradstreet (The), Corp.................           263,488
                                                                  --------------
                 REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.7%
         4,189   Public Storage...............................           341,194
                                                                  --------------
                 SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 16.3%
        37,372   Altera Corp..................................           845,728
        22,973   Microchip Technology, Inc....................           667,595
                                                                  --------------
                                                                       1,513,323
                                                                  --------------

                        See Notes to Financial Statements

S&P(R) TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)
                 SPECIALTY RETAIL - 0.8%
           492   AutoZone, Inc. (b) ...........................   $       77,771
                                                                  --------------
                 TEXTILES, APPAREL & LUXURY GOODS - 1.1%
         2,814   Coach, Inc. ..................................          102,795
                                                                  --------------
                 TRADING COMPANIES & DISTRIBUTORS - 4.5%
         4,352   W.W. Grainger, Inc. ..........................          421,404
                                                                  --------------
                 TOTAL INVESTMENTS - 98.3%.....................        9,134,693
                    (Cost $8,175,978) (c)
                 NET OTHER ASSETS AND LIABILITIES - 1.7%.......          157,583
                                                                  --------------
                 NET ASSETS - 100.0% ..........................   $    9,292,276
                                                                  ==============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $8,175,978. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,033,168 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $74,453.

ADR  American Depositary Receipt

VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2009 is as follows (see Note 2A -Portfolio Valuation in the Notes to Financial Statements):

                                             LEVEL 2       LEVEL 3
                    TOTAL       LEVEL 1    SIGNIFICANT   SIGNIFICANT
                  VALUE AT      QUOTED     OBSERVABLE    UNOBSERVABLE
                  12/31/09      PRICES       INPUTS         INPUTS
                 ----------   ----------   -----------   ------------
Common Stocks*   $9,134,693   $9,134,693       $--            $--
                 ==========   ==========       ===            ===

*    See the Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - 95.3%
                 AIR FREIGHT & LOGISTICS - 6.4%
         3,096   C.H. Robinson Worldwide, Inc. ................   $      181,828
                                                                  --------------
                 BEVERAGES - 4.0%
         2,946   Hansen Natural Corp. (b) .....................          113,126
                                                                  --------------
                 BIOTECHNOLOGY - 15.4%
         2,866   Amgen, Inc. (b) ..............................          162,130
         2,138   Cephalon, Inc. (b) ...........................          133,433
         3,217   Gilead Sciences, Inc. (b) ....................          139,232
                                                                  --------------
                                                                         434,795
                                                                  --------------
                 COMMERCIAL SERVICES & SUPPLIES - 4.4%
         4,824   Cintas Corp. .................................          125,665
                                                                  --------------
                 DIVERSIFIED CONSUMER SERVICES - 4.6%
         2,134   Apollo Group, Inc., Class A (b) ..............          129,278
                                                                  --------------
                 MEDIA - 8.7%
         7,367   DIRECTV, Class A (b) .........................          245,689
                                                                  --------------
                 ROAD & RAIL - 4.6%
         4,043   J.B. Hunt Transport Services, Inc. ...........          130,468
                                                                  --------------
                 SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 7.5%
         9,305   Altera Corp. .................................          210,572
                                                                  --------------
                 SOFTWARE - 17.5%
         6,899   Check Point Software Technologies Ltd. (b) ...          233,738
         8,537   Microsoft Corp. ..............................          260,293
                                                                  --------------
                                                                         494,031
                                                                  --------------
                 SPECIALTY RETAIL - 15.2%
         6,518   Bed Bath & Beyond, Inc. (b) ..................          251,790
         4,118   Ross Stores, Inc. ............................          175,880
                                                                  --------------
                                                                         427,670
                                                                  --------------
                 TRADING COMPANIES & DISTRIBUTORS - 7.0%
         4,721   Fastenal Co. .................................          196,582
                                                                  --------------
                 TOTAL INVESTMENTS - 95.3%.....................        2,689,704
                    (Cost $2,056,578) (c)
                 NET OTHER ASSETS AND LIABILITIES - 4.7%                 131,573
                                                                  --------------
                 NET ASSETS - 100.0% ..........................   $    2,821,277
                                                                  ==============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $2,056,578. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $671,256 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $38,130.

                        See Notes to Financial Statements

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                             LEVEL 2        LEVEL 3
                    TOTAL       LEVEL 1    SIGNIFICANT    SIGNIFICANT
                  VALUE AT      QUOTED      OBSERVABLE   UNOBSERVABLE
                  12/31/09      PRICES        INPUTS        INPUTS
                 ----------   ----------   -----------   ------------
Common Stocks*   $2,689,704   $2,689,704       $--            $--
                 ==========   ==========       ===            ===

*    See the Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - 98.9%
                 AUTOMOBILES - 0.9%
           896   Daimler AG ...................................   $       47,757
         1,604   Honda Motor Co., Ltd., ADR ...................           54,376
                                                                  --------------
                                                                         102,133
                                                                  --------------
                 BIOTECHNOLOGY - 5.1%
         9,723   Amgen, Inc. (b) ..............................          550,030
           778   Myriad Genetics, Inc. (b) ....................           20,306
           174   Myriad Pharmaceuticals, Inc. (b) .............              875
                                                                  --------------
                                                                         571,211
                                                                  --------------
                 BUILDING PRODUCTS - 0.4%
         2,549   Gibraltar Industries, Inc. (b) ...............           40,096
         1,730   NCI Building Systems, Inc. (b) ...............            3,131
                                                                  --------------
                                                                          43,227
                                                                  --------------
                 CAPITAL MARKETS - 1.6%
         1,241   Credit Suisse Group AG, ADR ..................           61,008
           842   Deutsche Bank AG .............................           59,706
         6,448   LaBranche & Co., Inc. (b) ....................           18,312
         2,428   UBS AG (b) ...................................           37,658
                                                                  --------------
                                                                         176,684
                                                                  --------------
                 CHEMICALS - 4.6%
         4,193   Eastman Chemical Co. .........................          252,586
         1,409   OM Group, Inc. (b) ...........................           44,229
         9,805   PolyOne Corp. (b) ............................           73,243
         5,560   Sensient Technologies Corp. ..................          146,228
                                                                  --------------
                                                                         516,286
                                                                  --------------
                 COMMERCIAL BANKS - 8.2%
         1,348   Bank of Montreal .............................           71,552
         3,895   Barclays PLC, ADR ............................           68,552
         4,811   BB&T Corp. ...................................          122,055
        10,012   F.N.B. Corp. .................................           67,981
        11,622   First BanCorp. ...............................           26,731
        13,818   Fulton Financial Corp. .......................          120,493
         4,719   Lloyds Banking Group PLC, ADR ................           15,431
         8,618   National Bank of Greece S.A., ADR ............           44,900
        16,216   Regions Financial Corp. ......................           85,783
         2,382   Royal Bank of Scotland Group PLC, ADR (b) ....           22,367
         3,607   Sterling Financial Corp. (b) .................            2,236
         4,434   SunTrust Banks, Inc. .........................           89,966
           978   Toronto-Dominion Bank (The) ..................           61,340
         3,903   UCBH Holdings, Inc. ..........................              129
         1,436   Wintrust Financial Corp. .....................           44,214
         5,587   Zions Bancorporation .........................           71,681
                                                                  --------------
                                                                         915,411
                                                                  --------------
                 COMMERCIAL SERVICES & SUPPLIES - 1.9%
         9,491   R.R. Donnelley & Sons Co. ....................          211,365
                                                                  --------------

                        See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)
                 COMMUNICATIONS EQUIPMENT - 0.3%
         1,162   Black Box Corp. ..............................   $       32,931
                                                                  --------------
                 CONTAINERS & PACKAGING - 2.8%
           739   Rock-Tenn Co., Class A .......................           37,253
        12,958   Temple-Inland, Inc. ..........................          273,543
                                                                  --------------
                                                                         310,796
                                                                  --------------
                 DIVERSIFIED CONSUMER SERVICES - 2.3%
         1,455   Apollo Group, Inc., Class A (b) ..............           88,144
           654   DeVry, Inc. ..................................           37,101
           350   ITT Educational Services, Inc. (b) ...........           33,586
         4,366   Regis Corp. ..................................           67,979
           122   Strayer Education, Inc. ......................           25,924
                                                                  --------------
                                                                         252,734
                                                                  --------------
                 DIVERSIFIED FINANCIAL SERVICES - 0.3%
         3,767   ING Groep N.V., ADR (b) ......................           36,954
                                                                  --------------
                 DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
         1,252   Nippon Telegraph & Telephone Corp., ADR ......           24,714
         2,117   Telecom Italia SpA, ADR ......................           32,665
         4,629   Vimpel-Communications, ADR ...................           86,053
                                                                  --------------
                                                                         143,432
                                                                  --------------
                 ELECTRIC UTILITIES - 4.1%
         3,991   American Electric Power Co., Inc. ............          138,847
         3,091   Great Plains Energy, Inc. ....................           59,934
         2,974   Korea Electric Power Corp., ADR (b) ..........           43,242
         6,095   NV Energy, Inc. ..............................           75,456
         4,006   Pinnacle West Capital Corp. ..................          146,539
                                                                  --------------
                                                                         464,018
                                                                  --------------
                 ELECTRONIC EQUIPMENT, INSTRUMENTS &
                 COMPONENTS - 5.2%
         3,297   Avnet, Inc. (b) ..............................           99,437
         2,300   Benchmark Electronics, Inc. (b) ..............           43,493
         7,053   Brightpoint, Inc. (b) ........................           51,840
         2,924   Checkpoint Systems, Inc. (b) .................           44,591
           881   Hitachi, Ltd., ADR (b) .......................           27,029
         4,503   Ingram Micro, Inc., Class A (b) ..............           78,577
         2,514   Synnex Corp. (b) .............................           77,079
         3,423   Tech Data Corp. (b) ..........................          159,717
                                                                  --------------
                                                                         581,763
                                                                  --------------
                 ENERGY EQUIPMENT & SERVICES - 3.5%
         2,861   Exterran Holdings, Inc. (b) ..................           61,368
         1,834   Hornbeck Offshore Services, Inc. (b) .........           42,696
         9,639   ION Geophysical Corp. (b) ....................           57,063
         4,008   Pride International, Inc. (b) ................          127,895
           250   Seahawk Drilling, Inc. (b) ...................            5,635
         2,251   Unit Corp. (b) ...............................           95,668
                                                                  --------------
                                                                         390,325
                                                                  --------------

                        See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)
                 FOOD & STAPLES RETAILING - 0.9%
         4,964   Great Atlantic & Pacific Tea (The) Co.,
                 Inc. (b) .....................................   $       58,526
           576   Nash Finch Co. ...............................           21,364
         1,107   Spartan Stores, Inc. .........................           15,819
                                                                  --------------
                                                                          95,709
                                                                  --------------
                 FOOD PRODUCTS - 0.3%
           940   TreeHouse Foods, Inc. (b) ....................           36,528
                                                                  --------------
                 HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
         1,723   Cooper (The) Co., Inc. .......................           65,681
           991   Greatbatch, Inc. (b) .........................           19,057
                                                                  --------------
                                                                          84,738
                                                                  --------------
                 HEALTH CARE PROVIDERS & SERVICES - 3.4%
         3,302   Cross Country Healthcare, Inc. (b) ...........           32,723
         4,827   Kindred Healthcare, Inc. (b) .................           89,106
         2,660   LifePoint Hospitals, Inc. (b) ................           86,477
         4,567   WellCare Health Plans, Inc. (b) ..............          167,883
                                                                  --------------
                                                                         376,189
                                                                  --------------
                 HEALTH CARE TECHNOLOGY - 0.4%
           963   Computer Programs & Systems, Inc. ............           44,346
                                                                  --------------
                 HOTELS, RESTAURANTS & LEISURE - 5.9%
        10,130   McDonald's Corp. .............................          632,517
           508   Panera Bread Co., Class A (b) ................           34,021
                                                                  --------------
                                                                         666,538
                                                                  --------------
                 HOUSEHOLD DURABLES - 0.4%
         1,583   Sony Corp., ADR ..............................           45,907
                                                                  --------------
                 INDUSTRIAL CONGLOMERATES - 1.7%
         9,927   Textron, Inc. ................................          186,727
                                                                  --------------
                 INSURANCE - 0.9%
         3,184   Allianz SE, ADR ..............................           39,641
         1,529   AXA S.A., ADR ................................           36,207
         2,957   Presidential Life Corp. ......................           27,057
                                                                  --------------
                                                                         102,905
                                                                  --------------
                 INTERNET & CATALOG RETAIL - 0.4%
           892   Netflix, Inc. (b) ............................           49,185
                                                                  --------------
                 IT SERVICES - 0.7%
         6,220   Ciber, Inc. (b) ..............................           21,459
           477   ManTech International Corp., Class A (b) .....           23,030
         1,853   SAIC, Inc. (b) ...............................           35,096
                                                                  --------------
                                                                          79,585
                                                                  --------------

                        See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)
                 MACHINERY - 5.0%
         2,325   Albany International Corp. ...................   $       52,219
         7,637   Briggs & Stratton Corp. ......................          142,888
         3,558   Terex Corp. (b) ..............................           70,484
         9,784   Timken (The) Co. .............................          231,979
         3,921   Trinity Industries, Inc. .....................           68,382
                                                                  --------------
                                                                         565,952
                                                                  --------------
                 MEDIA - 0.4%
         5,745   Live Nation, Inc. (b) ........................           48,890
                                                                  --------------
                 METALS & MINING - 3.2%
         1,408   ArcelorMittal ................................           64,416
           438   Compass Minerals International, Inc. .........           29,429
         2,984   Reliance Steel & Aluminum Co. ................          128,968
           390   Rio Tinto PLC, ADR ...........................           84,002
         2,116   RTI International Metals, Inc. (b) ...........           53,260
                                                                  --------------
                                                                         360,075
                                                                  --------------
                 MULTI-UTILITIES - 3.5%
        11,697   NiSource, Inc. ...............................          179,900
        10,796   TECO Energy, Inc. ............................          175,111
         1,078   Veolia Environnement, ADR ....................           35,445
                                                                  --------------
                                                                         390,456
                                                                  --------------
                 MULTILINE RETAIL - 0.6%
           839   Dollar Tree, Inc. (b) ........................           40,524
         1,002   Family Dollar Stores, Inc. ...................           27,886
                                                                  --------------
                                                                          68,410
                                                                  --------------
                 OIL, GAS & CONSUMABLE FUELS - 8.1%
         2,219   Cimarex Energy Co. ...........................          117,540
         3,665   Forest Oil Corp. (b) .........................           81,546
         5,973   Mariner Energy, Inc. (b) .....................           69,347
         3,055   Newfield Exploration Co. (b) .................          147,343
         1,436   Overseas Shipholding Group, Inc. .............           63,112
         2,603   Plains Exploration & Production Co. (b) ......           71,999
        10,995   Quicksilver Resources, Inc. (b) ..............          165,035
         1,593   Repsol YPF S.A., ADR .........................           42,469
         2,753   Stone Energy Corp. (b) .......................           49,692
         1,767   Suncor Energy, Inc. ..........................           62,393
         1,723   Swift Energy Co. (b) .........................           41,283
                                                                  --------------
                                                                         911,759
                                                                  --------------
                 PAPER & FOREST PRODUCTS - 3.1%
        11,967   MeadWestvaco Corp. ...........................          342,615
                                                                  --------------
                 PHARMACEUTICALS - 6.2%
        10,808   Johnson & Johnson ............................          696,143
                                                                  --------------
                 PROFESSIONAL SERVICES - 1.3%
         8,046   MPS Group, Inc. (b) ..........................          110,552
         1,568   School Specialty, Inc. (b) ...................           36,676
                                                                  --------------
                                                                         147,228
                                                                  --------------

                        See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)
                 REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.1%
         4,167   Cedar Shopping Centers, Inc. .................   $       28,336
         6,249   DiamondRock Hospitality Co. ..................           52,929
         4,603   Medical Properties Trust, Inc. ...............           46,030
                                                                  --------------
                                                                         127,295
                                                                  --------------
                 SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 2.6%
        12,518   Fairchild Semiconductor International,
                 Inc. (b) .....................................          125,055
        10,542   Integrated Device Technology, Inc. (b) .......           68,207
         6,487   Intersil Corp., Class A ......................           99,511
                                                                  --------------
                                                                         292,773
                                                                  --------------
                 SPECIALTY RETAIL - 2.2%
           517   AutoZone, Inc. (b) ...........................           81,722
         5,355   Cabela's Inc. (b) ............................           76,362
         1,033   Jos. A. Bank Clothiers, Inc. (b) .............           43,582
           756   Tractor Supply Co. (b) .......................           40,038
                                                                  --------------
                                                                         241,704
                                                                  --------------
                 THRIFTS & MORTGAGE FINANCE - 1.0%
         7,977   First Niagara Financial Group, Inc. ..........          110,960
                                                                  --------------
                 TOBACCO - 1.7%
         4,217   Universal Corp. ..............................          192,337
                                                                  --------------
                 TRADING COMPANIES & DISTRIBUTORS - 0.6%
         6,747   United Rentals, Inc. (b)                                 66,188
                                                                  --------------
                 TOTAL INVESTMENTS - 98.9%.....................       11,080,412
                    (Cost $8,862,717) (c)
                 NET OTHER ASSETS AND LIABILITIES - 1.1%                 123,984
                                                                  --------------
                 NET ASSETS - 100.0% ..........................   $   11,204,396
                                                                  ==============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $8,862,717. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,419,564 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $201,869.

ADR  American Depositary Receipt

VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2009 is as follows (see Note 2A -Portfolio Valuation in the Notes to Financial Statements):

                                               LEVEL 2        LEVEL 3
                    TOTAL        LEVEL 1     SIGNIFICANT    SIGNIFICANT
                   VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
                   12/31/09       PRICES        INPUTS        INPUTS
                 -----------   -----------   -----------   ------------
Common Stocks*   $11,080,412   $11,080,412       $--            $--
                 ===========   ===========       ===            ===

*    See the Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - 99.1%
                 BIOTECHNOLOGY - 10.7%
        13,550   Amgen, Inc. (b) ..............................   $      766,523
        15,921   Myriad Genetics, Inc. (b) ....................          415,538
         3,980   Myriad Pharmaceuticals, Inc. (b) .............           20,019
                                                                  --------------
                                                                       1,202,080
                                                                  --------------
                 CONTAINERS & PACKAGING - 2.8%
         6,160   Rock-Tenn Co., Class A .......................          310,526
                                                                  --------------
                 DIVERSIFIED CONSUMER SERVICES - 21.8%
        10,076   Apollo Group, Inc., Class A (b) ..............          610,404
        12,268   DeVry, Inc. ..................................          695,964
         6,563   ITT Educational Services, Inc. (b) ...........          629,785
         2,407   Strayer Education, Inc. ......................          511,463
                                                                  --------------
                                                                       2,447,616
                                                                  --------------
                 FOOD & STAPLES RETAILING - 1.4%
         2,344   Nash Finch Co. ...............................           86,939
         4,504   Spartan Stores, Inc. .........................           64,362
                                                                  --------------
                                                                         151,301
                                                                  --------------
                 FOOD PRODUCTS - 1.8%
         5,301   TreeHouse Foods, Inc. (b) ....................          205,997
                                                                  --------------
                 HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
         4,024   Greatbatch, Inc. (b) .........................           77,381
                                                                  --------------
                 HEALTH CARE TECHNOLOGY - 1.6%
         3,927   Computer Programs & Systems, Inc. ............          180,838
                                                                  --------------
                 HOTELS, RESTAURANTS & LEISURE - 10.0%
        12,640   McDonald's Corp. .............................          789,242
         4,983   Panera Bread Co., Class A (b) ................          333,712
                                                                  --------------
                                                                       1,122,954
                                                                  --------------
                 INTERNET & CATALOG RETAIL - 4.9%
         9,940   Netflix, Inc. (b) ............................          548,092
                                                                  --------------
                 IT SERVICES - 7.4%
         3,553   ManTech International Corp., Class A (b) .....          171,539
        34,675   SAIC, Inc. (b) ...............................          656,745
                                                                  --------------
                                                                         828,284
                                                                  --------------
                 METALS & MINING - 3.3%
         5,500   Compass Minerals International, Inc. .........          369,545
                                                                  --------------
                 MULTILINE RETAIL - 12.6%
        15,711   Dollar Tree, Inc. (b) ........................          758,841
        23,331   Family Dollar Stores, Inc. ...................          649,302
                                                                  --------------
                                                                       1,408,143
                                                                  --------------
                 PHARMACEUTICALS - 7.6%
        13,188   Johnson & Johnson ............................          849,439
                                                                  --------------

                        See Notes to Financial Statements

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

    SHARES                         DESCRIPTION                         VALUE
--------------   ----------------------------------------------   --------------
COMMON STOCKS - (CONTINUED)
                 SPECIALTY RETAIL - 12.5%
         5,686   AutoZone, Inc. (b) ...........................   $      898,786
         4,201   Jos. A. Bank Clothiers, Inc. (b) .............          177,240
         6,179   Tractor Supply Co. (b) .......................          327,240
                                                                  --------------
                                                                       1,403,266
                                                                  --------------
                 TOTAL INVESTMENTS - 99.1%....................        11,105,462
                    (Cost $10,380,295) (c)
                 NET OTHER ASSETS AND LIABILITIES - 0.9% ......          105,564
                                                                  --------------
                 NET ASSETS - 100.0% ..........................   $   11,211,026
                                                                  ==============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $10,380,295. As of December 31, 2009, the aggregate gross unrealized appreciatioN for all securities in which there was an excess of value over tax cost was $1,045,808 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $320,641.

VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2009 is as follows (see Note 2A -Portfolio Valuation in the Notes to Financial Statements):

                                               LEVEL 2        LEVEL 3
                     TOTAL        LEVEL 1    SIGNIFICANT    SIGNIFICANT
                   VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
                   12/31/09       PRICES        INPUTS        INPUTS
                 -----------   -----------   -----------   ------------
Common Stocks*   $11,105,462   $11,105,462       $--            $--
                 ===========   ===========       ===            ===

*    See the Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                         THE DOW(R)     GLOBAL
                                                              TARGET       THE DOW(R)      TARGET       DIVIDEND
                                                            MANAGED VIP     DART 10       DIVIDEND     TARGET 15
                                                             PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                            -----------   -----------   -----------   ------------
ASSETS:
Investments, at value (1) ...............................   $30,822,546   $ 5,341,863   $22,066,779   $ 46,141,535
Cash ....................................................       470,294       150,004       558,225         53,851
Prepaid expenses ........................................         1,354           278           832          1,574
Receivables:
   Dividends ............................................        29,899        15,450        25,594         51,748
   Interest .............................................             9             3            11             13
   Investment securities sold ...........................            --            --            --        749,239
   From Investment Advisor ..............................            --            --            --             --
                                                            -----------   -----------   -----------   ------------
      Total Assets ......................................    31,324,102     5,507,598    22,651,441     46,997,960
                                                            -----------   -----------   -----------   ------------
LIABILITIES:
Payables:
   Membership Interests redeemed ........................        78,853        27,997        34,098            123
   Membership Interest servicing fees ...................        26,043         4,508        18,148         39,166
   Audit fees ...........................................        17,000        17,000        17,000         17,000
   Investment advisory fees .............................        16,298           116         8,345         25,247
   Licensing fees .......................................        12,805         1,410            --             --
   12b-1 service fees ...................................         6,702         1,160         4,750         10,116
   Printing fees ........................................         5,656         5,656         5,656          5,656
   Legal fees ...........................................         4,473           785         3,076          6,475
   Custodian fees .......................................         4,284         1,232         1,723          4,205
   Administrative fees ..................................           697           121           494          1,052
Other liabilities .......................................         2,566           590         1,611          3,816
                                                            -----------   -----------   -----------   ------------
      Total Liabilities .................................       175,377        60,575        94,901        112,856
                                                            -----------   -----------   -----------   ------------
NET ASSETS ..............................................   $31,148,725   $ 5,447,023   $22,556,540   $ 46,885,104
                                                            ===========   ===========   ===========   ============
(1) Investments, at cost ................................   $29,269,932   $ 4,828,744   $20,860,223   $ 45,017,137
                                                            ===========   ===========   ===========   ============
NET ASSETS CONSIST OF:
Paid-in capital .........................................   $12,984,638   $ 4,183,965   $31,310,853   $ 34,955,980
Accumulated net investment income (loss) ................     3,423,499     1,287,946     5,923,526     11,104,725
Accumulated net realized gain (loss) on investments
   and foreign currency transactions ....................    13,187,974      (538,007)  (15,884,395)      (302,600)
Net unrealized appreciation (depreciation) on
   investments and foreign currency translation .........     1,552,614       513,119     1,206,556      1,126,999
                                                            -----------   -----------   -----------   ------------
NET ASSETS ..............................................   $31,148,725   $ 5,447,023   $22,556,540   $ 46,885,104
                                                            ===========   ===========   ===========   ============
NET ASSET VALUE, offering price and redemption price
   of Membership Interests outstanding (Net Assets /
   Membership Interests outstanding) ....................   $      8.00   $      8.66   $      8.00   $      19.34
                                                            ===========   ===========   ===========   ============
Number of Membership Interests outstanding ..............     3,895,966       629,014     2,819,005      2,423,696
                                                            ===========   ===========   ===========   ============

                       See Notes to Financial Statements

                             FIRST TRUST
   S&P(R)      NASDAQ(R)       TARGET      VALUE LINE(R)
 TARGET 24     TARGET 15     FOCUS FOUR      TARGET 25
 PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------   -----------   ------------   ------------

$ 9,134,693   $ 2,689,704   $ 11,080,412   $11,105,462
    219,706       168,502        182,619       147,115
        345           149            321           685
      8,131           785          9,638         4,394
          8             4             14             5
         --            --             --            --
         --         1,784            921            --
-----------   -----------   ------------   -----------
  9,362,883     2,860,928     11,273,925    11,257,661
-----------   -----------   ------------   -----------


     33,351        11,983         25,469           117
      7,166         2,307          8,734         9,301
     17,000        17,000         17,000        17,000
      1,089            --             --         4,367
         --            --          2,748         3,203
      1,947           589          2,336         2,359
      5,656         5,656          5,656         5,656
      1,153           385          1,424         1,736
      2,200         1,237          4,639         1,585
        202            61            243           245
        843           433          1,280         1,066
-----------   -----------   ------------   -----------
     70,607        39,651         69,529        46,635
===========   ===========   ============   ===========
$ 9,292,276   $ 2,821,277   $ 11,204,396   $11,211,026
===========   ===========   ============   ===========
$ 8,175,978   $ 2,056,578   $  8,862,717   $10,380,295
===========   ===========   ============   ===========
$ 9,468,430   $ 7,330,748   $ 29,728,478   $14,859,709

     81,712      (486,084)       (27,300)   (1,069,635)

 (1,216,581)   (4,656,513)   (20,714,477)   (3,304,215)

    958,715       633,126      2,217,695       725,167
-----------   -----------   ------------   -----------
$ 9,292,276   $ 2,821,277   $ 11,204,396   $11,211,026
===========   ===========   ============   ===========


$      7.93   $      7.11   $       4.16   $      2.86
===========   ===========   ============   ===========
  1,171,405       396,581      2,691,563     3,925,506
===========   ===========   ============   ===========

                       See Notes to Financial Statements

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                          THE DOW(R)       GLOBAL
                                                               TARGET       THE DOW(R)      TARGET        DIVIDEND
                                                             MANAGED VIP     DART 10       DIVIDEND       TARGET 15
                                                              PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                            ------------   -----------   ------------   ------------
INVESTMENT INCOME:
Dividends ...............................................   $    678,625   $   185,519   $    767,994   $    809,696
Foreign withholding tax on dividend income ..............        (30,083)           --         (1,125)            --
Interest ................................................            200            56            124            335
                                                            ------------   -----------   ------------   ------------
   Total investment income ..............................        648,742       185,575        766,993        810,031
                                                            ------------   -----------   ------------   ------------
EXPENSES:
Investment advisory fees ................................        170,003        32,075        107,141        222,992
Membership Interest servicing fees ......................         99,889        19,038         63,153        131,014
12b-1 service fees ......................................         70,835        13,364         44,642         92,913
Licensing fees ..........................................         27,565         3,000         11,437             --
Custodian fees ..........................................         19,940         6,933          8,602         18,581
Audit fees ..............................................         17,719        17,719         17,719         17,719
Fund accounting fees ....................................         15,584         2,940          9,821         20,441
Legal fees ..............................................         12,303         2,190          8,575         15,893
Printing fees ...........................................          9,797         9,797          9,797          9,797
Trustees' fees and expenses .............................          8,386         1,923          5,695         11,336
Administration fees .....................................          7,367         1,390          4,643          9,663
Other ...................................................         11,032         3,478          6,173         17,756
                                                            ------------   -----------   ------------   ------------
   Total expenses .......................................        470,420       113,847        297,398        568,105
   Fees waived or expenses reimbursed by the
      investment advisor ................................        (53,913)      (35,264)       (34,903)       (21,774)
                                                            ------------   -----------   ------------   ------------
Net expenses ............................................        416,507        78,583        262,495        546,331
                                                            ------------   -----------   ------------   ------------
NET INVESTMENT INCOME (LOSS) ............................        232,235       106,992        504,498        263,700
                                                            ------------   -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ..........................................    (22,513,066)   (2,341,892)   (12,440,896)   (20,387,368)
   Foreign currency transactions ........................             --            --             --          4,826
                                                            ------------   -----------   ------------   ------------
Net realized gain (loss) ................................    (22,513,066)   (2,341,892)   (12,440,896)   (20,382,539)
                                                            ------------   -----------   ------------   ------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments ..........................................     25,267,348     2,584,437     14,234,489     31,295,565
   Foreign currency translation .........................             --            --             --          5,486
                                                            ------------   -----------   ------------   ------------
Net change in unrealized appreciation (depreciation) ....     25,267,348     2,584,437     14,234,489     31,301,051
                                                            ------------   -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .................      2,754,282       242,545      1,793,593     10,918,512
                                                            ------------   -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............................   $  2,986,517   $   349,537   $  2,298,091   $ 11,182,212
                                                            ============   ===========   ============   ============

                       See Notes to Financial Statements

                           FIRST TRUST
   S&P(R)      NASDAQ(R)      TARGET     VALUE LINE(R)
 TARGET 24     TARGET 15    FOCUS FOUR     TARGET 25
 PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO
-----------   ----------   -----------   -------------
$   178,215   $   21,953   $   177,014   $    105,623
         --           --        (2,949)            --
         91           51           122             65
-----------   ----------   -----------   ------------
    178,306       22,004       174,187        105,688
-----------   ----------   -----------   ------------
     43,809       16,622        45,601         75,121
     25,886        9,799        26,742         44,365
     18,254        6,926        19,000         31,300
      5,000        5,000         5,607         12,900
     13,130        6,643        25,467          9,543
     17,719       17,719        17,719         17,719
      4,016        1,524         4,180          6,886
      3,725        1,481         4,649          3,687
      9,797        9,797         9,797          9,797
      2,597          908         2,464          4,167
      1,898          720         1,976          3,255
      5,116        4,053        10,600          6,433
-----------   ----------   -----------   ------------
    150,947       81,192       173,802        225,173

    (43,615)     (40,468)      (69,680)       (41,127)
-----------   ----------   -----------   ------------
    107,332       40,724       104,122        184,046
-----------   ----------   -----------   ------------
     70,974      (18,720)       70,065        (78,358)
-----------   ----------   -----------   ------------


 (1,747,561)    (967,614)   (2,068,088)   (15,352,910)
         --           --            --             --
-----------   ----------   -----------   ------------
 (1,747,561)    (967,614)   (2,068,088)   (15,352,910)
-----------   ----------   -----------   ------------


  2,651,595    1,364,557     4,485,104     16,070,750
         --           --            --             --
-----------   ----------   -----------   ------------
  2,651,595    1,364,557     4,485,104     16,070,750
-----------   ----------   -----------   ------------
    904,034      396,943     2,417,016        717,840
-----------   ----------   -----------   ------------

$   975,008   $  378,223   $ 2,487,081   $    639,482
===========   ==========   ===========   ============

                       See Notes to Financial Statements

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                    THE DOW(R)      GLOBAL
                                                        TARGET       THE DOW(R)      TARGET        DIVIDEND
                                                      MANAGED VIP     DART 10        DIVIDEND     TARGET 15
                                                       PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                     ------------   -----------   ------------   ------------
OPERATIONS:
Net investment income (loss) .....................   $    232,235   $   106,992   $    504,498   $    263,700
Net realized gain (loss) .........................    (22,513,066)   (2,341,892)   (12,440,896)   (20,382,539)
Net change in unrealized appreciation
   (depreciation) ................................     25,267,348     2,584,437     14,234,489     31,301,051
                                                     ------------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting
   from operations ...............................      2,986,517       349,537      2,298,091     11,182,212
Net increase (decrease) in net assets from
   Membership Interest transactions ..............     (4,118,986)   (1,983,304)      (110,302)      (360,605)
                                                     ------------   -----------   ------------   ------------
Net increase (decrease) in net assets ............     (1,132,469)   (1,633,767)     2,187,789     10,821,607
NET ASSETS:
Beginning of period ..............................     32,281,194     7,080,790     20,368,751     36,063,497
                                                     ------------   -----------   ------------   ------------
End of period ....................................   $ 31,148,725   $ 5,447,023   $ 22,556,540   $ 46,885,104
                                                     ============   ===========   ============   ============
Accumulated net investment income (loss) at end of
   period ........................................   $  3,423,499   $ 1,287,946   $  5,923,526   $ 11,104,725
                                                     ============   ===========   ============   ============

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                     THE DOW(R)       GLOBAL
                                                        TARGET        THE DOW(R)      TARGET         DIVIDEND
                                                      MANAGED VIP      DART 10        DIVIDEND      TARGET 15
                                                       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                     -------------   -----------   ------------   -------------
OPERATIONS:
Net investment income (loss) .....................   $     644,149   $   144,173   $  1,249,371   $   3,211,120
Net realized gain (loss) .........................      (5,794,495)   (1,220,472)   (12,445,166)     (4,246,072)
Net change in unrealized appreciation
   (depreciation) ................................     (41,784,051)   (2,114,259)   (10,516,246)    (43,596,779)
                                                     -------------   -----------   ------------   -------------
Net increase (decrease) in net assets resulting
   from operations ...............................     (46,934,397)   (3,190,558)   (21,712,041)    (44,631,731)
Net increase (decrease) in net assets from
   Membership Interest transactions ..............     (94,918,522)   (5,900,561)   (40,819,334)    (93,046,121)
                                                     -------------   -----------   ------------   -------------
Net increase (decrease) in net assets ............    (141,852,919)   (9,091,119)   (62,531,375)   (137,677,852)
NET ASSETS:
Beginning of period ..............................     174,134,113    16,171,909     82,900,126     173,741,349
                                                     -------------   -----------   ------------   -------------
End of period ....................................   $  32,281,194   $ 7,080,790   $ 20,368,751   $  36,063,497
                                                     =============   ===========   ============   =============
Accumulated net investment income (loss) at end of
   period ........................................   $   3,191,264   $ 1,180,954   $  5,419,028   $  10,841,025
                                                     =============   ===========   ============   =============

                       See Notes to Financial Statements

                            FIRST TRUST
   S&P(R)      NASDAQ(R)   TARGET FOCUS   VALUE LINE(R)
 TARGET 24     TARGET 15       FOUR         TARGET 25
 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------   ----------   ------------   -------------

$    70,974   $  (18,720)   $    70,065    $    (78,358)
 (1,747,561)    (967,614)    (2,068,088)    (15,352,910)

  2,651,595    1,364,557      4,485,104      16,070,750
-----------   ----------    -----------    ------------

    975,008      378,223      2,487,081         639,482

    559,205     (733,794)     4,009,767      (4,614,843)
-----------   ----------    -----------    ------------
  1,534,213     (355,571)     6,496,848      (3,975,361)

  7,758,063    3,176,848      4,707,548      15,186,387
-----------   ----------    -----------    ------------
$ 9,292,276   $2,821,277    $11,204,396    $ 11,211,026
===========   ==========    ===========    ============
$    81,712   $ (486,084)   $   (27,300)   $ (1,069,635)
===========   ==========    ===========    ============

                             FIRST TRUST
   S&P(R)      NASDAQ(R)    TARGET FOCUS   VALUE LINE(R)
 TARGET 24     TARGET 15        FOUR         TARGET 25
 PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------   -----------   ------------   ------------

$    10,607   $   (47,925)   $   126,294   $    (69,031)
 (1,249,596)   (3,046,064)    (3,102,046)     1,078,530

 (2,274,518)   (1,639,624)    (2,291,626)   (22,508,140)
-----------   -----------    -----------   ------------

 (3,513,507)   (4,733,613)    (5,267,378)   (21,498,641)

 (4,517,667)   (3,405,552)    (2,732,915)    (7,313,269)
-----------   -----------    -----------   ------------
 (8,031,174)   (8,139,165)    (8,000,293)   (28,811,910)

 15,789,237    11,316,013     12,707,841     43,998,297
-----------   -----------    -----------   ------------
$ 7,758,063   $ 3,176,848    $ 4,707,548   $ 15,186,387
===========   ===========    ===========   ============
$    10,738   $  (467,364)   $   (97,365)  $   (991,277)
===========   ===========    ===========   ============

                       See Notes to Financial Statements

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - MEMBERSHIP INTEREST ACTIVITY FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                GLOBAL
                                 TARGET       THE DOW(R)      THE DOW(R)       DIVIDEND
                               MANAGED VIP     DART 10     TARGET DIVIDEND     TARGET 15
                                PORTFOLIO     PORTFOLIO       PORTFOLIO        PORTFOLIO
                              ------------   -----------   ---------------   ------------
AMOUNT:
Sold ......................   $  8,235,090   $ 1,591,888     $ 8,423,668     $ 14,800,807
Redeemed ..................    (12,354,076)   (3,575,192)     (8,533,970)     (15,161,412)
                              ------------   -----------     -----------     ------------
Net increase (decrease) ...   $ (4,118,986)  $(1,983,304)    $  (110,302)    $   (360,605)
                              ============   ===========     ===========     ============
MEMBERSHIP INTEREST:
Sold ......................      1,168,321       224,581       1,282,194          876,371
Redeemed ..................     (1,831,373)     (527,673)     (1,370,531)      (1,083,624)
                              ------------   -----------     -----------     ------------
Net increase (decrease) ...       (663,052)     (303,092)        (88,337)        (207,253)
                              ============   ===========     ===========     ============

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - MEMBERSHIP INTEREST ACTIVITY FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                   GLOBAL
                                 TARGET        THE DOW(R)       THE DOW(R)        DIVIDEND
                               MANAGED VIP       DART 10     TARGET DIVIDEND     TARGET 15
                                PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                              -------------   ------------   ---------------   -------------
AMOUNT:
Sold ......................   $  20,087,877   $  4,345,016     $ 17,805,841    $  15,396,588
Redeemed ..................    (115,006,399)   (10,245,577)     (58,625,175)    (108,442,709)
                              -------------   ------------     ------------    -------------
Net increase (decrease) ...   $ (94,918,522)  $ (5,900,561)    $(40,819,334)   $ (93,046,121)
                              =============   ============     ============    =============
MEMBERSHIP INTEREST:
Sold ......................       1,828,674        484,192        1,709,948          704,290
Redeemed ..................     (10,846,615)    (1,073,926)      (5,835,950)      (5,323,652)
                              -------------   ------------     ------------    -------------
Net increase (decrease) ...      (9,017,941)      (589,734)      (4,126,002)      (4,619,362)
                              =============   ============     ============    =============

                       See Notes to Financial Statements

                             FIRST TRUST
   S&P(R)      NASDAQ(R)    TARGET FOCUS   VALUE LINE(R)
 TARGET 24     TARGET 15        FOUR         TARGET 25
 PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------   -----------   ------------   -------------

$ 4,597,520   $ 3,281,967    $ 7,865,703   $ 1,888,882
 (4,038,315)   (4,015,761)    (3,855,936)   (6,503,725)
-----------   -----------    -----------   -----------
$   559,205   $  (733,794)   $ 4,009,767   $(4,614,843)
===========   ===========    ===========   ===========

    657,704       574,064      2,380,561       689,948
   (598,650)     (700,303)    (1,144,602)   (2,460,967)
-----------   -----------    -----------   -----------
     59,054      (126,239)     1,235,959    (1,771,019)
===========   ===========    ===========   ===========

                              FIRST TRUST
    S&P(R)      NASDAQ(R)    TARGET FOCUS   VALUE LINE(R)
  TARGET 24     TARGET 15        FOUR         TARGET 25
  PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
------------   -----------   ------------   ------------

$  8,851,343   $ 4,469,246   $ 14,326,922   $ 12,955,700
 (13,369,010)   (7,874,798)   (17,059,837)   (20,268,969)
------------   -----------   ------------   ------------
$ (4,517,667)  $(3,405,552)  $ (2,732,915)  $ (7,313,269)
============   ===========   ============   ============

   1,119,789       598,329      2,885,841      2,809,127
  (1,641,109)     (989,641)    (3,638,533)    (4,561,166)
------------   -----------   ------------   ------------
    (521,320)     (391,312)      (752,692)    (1,752,039)
============   ===========   ============   ============

                       See Notes to Financial Statements

TARGET MANAGED VIP PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR         YEAR         YEAR         YEAR       YEAR
                                                 ENDED        ENDED         ENDED        ENDED      ENDED
                                                12/31/09    12/31/08      12/31/07     12/31/06   12/31/05
                                               ----------   --------      --------     --------   --------
Net asset value, beginning of period .......   $  7.08      $ 12.83       $  11.72     $  10.51   $   9.80
                                               -------      -------       --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............      0.06(a)      0.08(a)        0.07(a)      0.06       0.03
Net realized and unrealized gain (loss) ....      0.86        (5.83)          1.04         1.15       0.68
                                               -------      -------       --------     --------   --------
Total from investment operations ...........      0.92        (5.75)          1.11         1.21       0.71
                                               -------      -------       --------     --------   --------
Net asset value, end of period .............   $  8.00      $  7.08       $  12.83     $  11.72   $  10.51
                                               =======      =======       ========     ========   ========
TOTAL RETURN (b) ...........................     12.99%(c)   (44.82)%(c)      9.47%       11.51%      7.24%(c)
                                               =======      =======       ========     ========   ========
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......   $31,149      $32,281       $174,134     $203,868   $182,892
Ratio of expenses to average net assets
   without fee waivers and expenses
   reimbursed ..............................      1.66%        1.51%          1.35%        1.37%      1.48%
Ratio of expenses to average net assets ....      1.47%        1.47%          1.35%        1.37%      1.47%
Ratio of net investment income (loss)
   to average net assets ...................      0.82%        0.75%          0.53%        0.54%      0.26%
Portfolio turnover rate ....................       111%         155%            88%          94%        76%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                        See Notes to Financial Statements

THE DOW(R) DART 10 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR        YEAR         YEAR        YEAR       YEAR
                                                  ENDED      ENDED        ENDED       ENDED      ENDED
                                                12/31/09   12/31/08     12/31/07    12/31/06    12/31/05
                                                --------   --------     --------    --------    --------
Net asset value, beginning of period ........   $ 7.60     $ 10.63      $ 10.56     $  8.41     $   8.69
                                                ------     -------      -------     -------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a) ............     0.14        0.13         0.11        0.14         0.14
Net realized and unrealized gain (loss) .....     0.92       (3.16)       (0.04)       2.01        (0.42)
                                                ------     -------      -------     -------     --------
Total from investment operations ............     1.06       (3.03)        0.07        2.15        (0.28)
                                                ------     -------      -------     -------     --------
Net asset value, end of period ..............   $ 8.66     $  7.60      $ 10.63     $ 10.56     $   8.41
                                                ======     =======      =======     =======     ========
TOTAL RETURN (b) ............................    13.95%(c)  (28.50)%(c)    0.66%(c)   25.56%       (3.22)%(c)
                                                ======     =======      =======     =======     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Net assets, end of period (in 000's) ........   $5,447     $ 7,081      $16,172     $27,955     $11,611
Ratio of expenses to average net assets
   without fee waivers and expenses
   reimbursed ...............................     2.13%       1.81%        1.56%       1.47%        1.59%
Ratio of expenses to average net assets .....     1.47%       1.47%        1.47%       1.47%        1.47%
Ratio of net investment income (loss)
   to average net assets ....................     2.00%       1.42%        1.01%       1.47%        1.66%
Portfolio turnover rate .....................      108%        105%          98%         82%         145%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                        See Notes to Financial Statements

THE DOW(R) TARGET DIVIDEND PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR        YEAR          YEAR       YEAR         PERIOD
                                                 ENDED       ENDED          ENDED      ENDED         ENDED
                                                12/31/09    12/31/08      12/31/07   12/31/06     12/31/05(a)
                                                --------    --------      --------   --------     -----------
Net asset value, beginning of period ........   $  7.01     $ 11.79       $ 11.66     $   9.87    $ 10.00
                                                -------     -------       -------     --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b) ............      0.18        0.28          0.25         0.23       0.12
Net realized and unrealized gain (loss) .....      0.81       (5.06)        (0.12)        1.56      (0.25)
                                                -------     -------       -------     --------    -------
Total from investment operations ............      0.99       (4.78)         0.13         1.79      (0.13)
                                                -------     -------       -------     --------    -------
Net asset value, end of period ..............   $  8.00     $  7.01       $ 11.79     $  11.66    $  9.87
                                                =======     =======       =======     ========    =======
TOTAL RETURN (c) ............................     14.12%(d)  (40.54)%(d)     1.12%       18.14%     (1.30)%(d)
                                                =======     =======       =======     ========    =======
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........   $22,557     $20,369       $82,900     $100,906    $58,438
Ratio of expenses to average net assets
   without fee waivers and expenses
   reimbursed ...............................      1.67%       1.47%         1.36%        1.37%      1.52%(e)
Ratio of expenses to average net assets .....      1.47%       1.47%         1.36%        1.37%      1.47%(e)
Ratio of net investment income (loss)
   to average net assets ....................      2.83%       2.76%         2.06%        2.11%      2.00%(e)
Portfolio turnover rate .....................       109%        172%           83%          78%        18%

----------
(a)  The Portfolio commenced operations on May 2, 2005.

(b) Per Membership Interest values have been calculated using the average share method.

(c) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(d) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e)  Annualized.

                        See Notes to Financial Statements

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR         YEAR         YEAR       YEAR       YEAR
                                                  ENDED        ENDED        ENDED      ENDED      ENDED
                                                12/31/09     12/31/08     12/31/07   12/31/06   12/31/05(a)
                                                --------     --------     --------   --------   --------
Net asset value, beginning of period ........   $ 13.71      $ 23.96      $  21.14   $  15.27   $ 13.86
                                                -------      -------      --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b) ............      0.11         0.72          0.60       0.63      0.35
Net realized and unrealized gain (loss) .....      5.52       (10.97)         2.22       5.24      1.06
                                                -------      -------      --------   --------   -------
Total from investment operations ............      5.63       (10.25)         2.82       5.87      1.41
                                                -------      -------      --------   --------   -------
Net asset value, end of period ..............   $ 19.34      $ 13.71      $  23.96   $  21.14   $ 15.27
                                                =======      =======      ========   ========   =======
TOTAL RETURN (c) ............................     41.06%(d)   (42.78)%(d)    13.34%     38.44%    10.17%(d)
                                                =======      =======      ========   ========   =======
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........   $46,885      $36,063      $173,741   $128,836   $36,791
Ratio of expenses to average net assets
   without fee waivers and expenses
   reimbursed ...............................      1.53%        1.53%         1.39%      1.47%     1.61%
Ratio of expenses to average net assets .....      1.47%        1.47%         1.39%      1.47%     1.47%
Ratio of net investment income (loss) to
   average net assets .......................      0.71%        3.47%         2.56%      3.45%     2.49%
Portfolio turnover rate .....................        84%         105%           60%        33%       70%

----------
(a) Effective May 2, 2005, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

(b) Per Membership Interest values have been calculated using the average share method.

(c) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(d) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                        See Notes to Financial Statements

S&P(R) TARGET 24 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR       YEAR       YEAR        YEAR       YEAR
                                                  ENDED      ENDED      ENDED       ENDED     ENDED
                                                12/31/09   12/31/08   12/31/07    12/31/06   12/31/05
                                                --------   --------   --------    --------   --------
Net asset value, beginning of period ........   $ 6.97     $  9.66    $  9.28     $  9.02     $  8.66
                                                ------     -------    -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................     0.07(a)     0.01       0.04(a)    (0.04)       0.02
Net realized and unrealized gain (loss) .....     0.89       (2.70)      0.34        0.30        0.34
                                                ------     -------    -------     -------     -------
Total from investment operations ............     0.96       (2.69)      0.38        0.26        0.36
                                                ------     -------    -------     -------     -------
Net asset value, end of period ..............   $ 7.93     $  6.97    $  9.66     $  9.28     $  9.02
                                                ======     =======    =======     =======     =======
TOTAL RETURN (b) (c) ........................    13.77%     (27.85)%     4.10%       2.88%       4.16%
                                                ======     =======    =======     =======     =======
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........   $9,292     $ 7,758    $15,789     $16,057     $18,049
Ratio of expenses to average net assets
   without fee waivers and expenses
   reimbursed ...............................     2.07%       1.83%      1.55%       1.56%       1.58%
Ratio of expenses to average net assets .....     1.47%       1.47%      1.47%       1.47%       1.47%
Ratio of net investment income (loss) to
   average net assets .......................     0.97%       0.10%      0.43%      (0.40)%      0.20%
Portfolio turnover rate .....................      142%        202%       115%        106%        113%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                        See Notes to Financial Statements

NASDAQ(R) TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR       YEAR      YEAR       YEAR       YEAR
                                                  ENDED      ENDED      ENDED      ENDED      ENDED
                                                12/31/09   12/31/08   12/31/07   12/31/06   12/31/05
                                                --------   --------   --------   --------   --------
Net asset value, beginning of period ........    $ 6.08    $ 12.38    $ 10.17     $ 9.34     $ 9.04
                                                 ------    -------    -------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a) ............     (0.04)     (0.07)     (0.04)     (0.11)     (0.07)
Net realized and unrealized gain (loss) .....      1.07      (6.23)      2.25       0.94       0.37
                                                 ------    -------    -------     ------     ------
Total from investment operations ............      1.03      (6.30)      2.21       0.83       0.30
                                                 ------    -------    -------     ------     ------
Net asset value, end of period ..............    $ 7.11    $  6.08    $ 12.38     $10.17     $ 9.34
                                                 ======    =======    =======     ======     ======
TOTAL RETURN (b)(c) .........................     16.94%    (50.89)%    21.73%      8.89%      3.32%
                                                 ======    =======    =======     ======     ======
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........    $2,821    $ 3,177    $11,316     $7,318     $6,552
Ratio of expenses to average net assets
   without fee waivers and expenses
   reimbursed ...............................      2.93%      2.13%      1.76%      1.84%      1.83%
Ratio of expenses to average net assets .....      1.47%      1.47%      1.47%      1.47%      1.47%
Ratio of net investment income (loss) to
   average net assets .......................     (0.68)%    (0.79)%    (0.34)%    (1.08)%    (0.80)%
Portfolio turnover rate .....................       194%       181%        161%       92%       175%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                        See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR       YEAR        YEAR         YEAR       YEAR
                                                 ENDED      ENDED       ENDED        ENDED      ENDED
                                               12/31/09   12/31/08   12/31/07(a)   12/31/06   12/31/05
                                               --------   --------   -----------   --------   --------
Net asset value, beginning of period .......    $  3.23    $  5.75     $  5.44      $ 5.23     $ 5.20
                                                -------    -------     -------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b) ...........       0.03       0.07        0.09        0.06      (0.01)
Net realized and unrealized gain (loss) ....       0.90      (2.59)       0.22        0.15       0.04
                                                -------    -------     -------      ------     ------
Total from investment operations ...........       0.93      (2.52)       0.31        0.21       0.03
                                                -------    -------     -------      ------     ------
Net asset value, end of period. ............    $  4.16    $  3.23     $  5.75      $ 5.44     $ 5.23
                                                =======    =======     =======      ======     ======
TOTAL RETURN (c) (d) .......................      28.79%    (43.83)%      5.70%       4.02%      0.58%
                                                =======    =======     =======      ======     ======
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......    $11,204    $ 4,708     $12,708      $5,734     $7,004
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .....................       2.29%      2.97%       1.92%       1.79%      1.69%
Ratio of expenses to average net assets ....       1.37%      1.37%       1.37%       1.37%      1.37%
Ratio of net investment income (loss)
   to average net assets ...................       0.92%      1.40%       1.54%       1.14%     (0.16)%
Portfolio turnover rate ....................         81%       248%        130%         87%        92%

----------
(a) Effective on November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio. The Portfolio's investment strategy was also changed. The performance figures provided reflect the Portfolio's performance both prior to and after the name change and the change in investment strategy.

(b) Per Membership Interest values have been calculated using the average share method.

(c) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(d) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements

VALUE LINE(R) TARGET 25 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR        YEAR         YEAR         YEAR       YEAR
                                                 ENDED      ENDED         ENDED       ENDED      ENDED
                                               12/31/09    12/31/08     12/31/07    12/31/06   12/31/05
                                               --------    --------     --------    --------   --------
Net asset value, beginning of period .......   $  2.67     $  5.91      $  5.00      $  4.86   $  4.06
                                               -------     -------      -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............     (0.02)(a)   (0.01)(a)    (0.02)(a)    (0.04)    (0.02)(a)
Net realized and unrealized gain (loss) ....      0.21       (3.23)        0.93         0.18      0.82
                                               -------     -------      -------      -------   -------
Total from investment operations ...........      0.19       (3.24)        0.91         0.14      0.80
                                               -------     -------      -------      -------   -------
Net asset value, end of period .............   $  2.86     $  2.67      $  5.91      $  5.00   $  4.86
                                               =======     =======      =======      =======   =======
TOTAL RETURN (b) ...........................      7.12%(c)  (54.82)%(c)   18.20%        2.88%    19.70%(c)
                                               =======     =======      =======      =======   =======
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......   $11,211     $15,186      $43,998      $43,776   $54,072
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .....................      1.80%       1.51%        1.41%        1.41%     1.49%
Ratio of expenses to average net assets ....      1.47%       1.47%        1.41%        1.41%     1.47%
Ratio of net investment income (loss)
   to average net assets....................     (0.63)%     (0.22)%      (0.37)%      (0.88)%   (0.45)%
Portfolio turnover rate ....................       119%        142%         110%         124%       97%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2009

                               1. FUND DESCRIPTION

First Defined Portfolio Fund, LLC (the "Registrant") was organized as a Delaware limited liability company on January 8, 1999 under the laws of the State of Delaware. The Registrant is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company.

The Registrant offers eight managed investment portfolios (each a "Portfolio," and collectively, the "Portfolios") as follows:

     Target Managed VIP Portfolio
     The Dow(R) DART 10 Portfolio
     The Dow(R) Target Dividend Portfolio
     Global Dividend Target 15 PortfoliO
     S&P(R) Target 24 Portfolio
     NASDAQ(R) Target 15 Portfolio
     First Trust Target Focus Four Portfolio
     Value Line(R) Target 25 Portfolio

Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in Portfolio Membership Interests (each an "Interest," and collectively, the "Interests"). Each Interest represents an undivided interest in the net assets of the applicable Portfolio. Interests are not offered directly to the public. Interests are sold only to Prudential Annuities Life Assurance Corporation Variable Account B ("Account B"), a separate account of Prudential Annuities Life Assurance Corporation ("Prudential"), to fund the benefits of variable annuity policies (the "Policies") issued by Prudential. Account B is the sole member of the Registrant. Account B's variable annuity owners who have Policy values allocated to any of the Portfolios have indirect rights to the Interests.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each Interest is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of Interests outstanding.

Each Portfolio's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board of Trustees of the Registrant. A majority of each Portfolio's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Registrant's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value each Portfolio's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before a Portfolio values its assets, that could materially affect NAV, First Trust may use a fair value method to value such Portfolio's securities and investments. The use of fair value pricing by each Portfolio is governed by valuation procedures adopted by the Registrant's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and asked prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2009

being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Registrant's Board of Trustees. All securities and other assets of the Portfolios initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     - Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     - Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

          -    Quoted prices for similar securities in active markets.

          - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

          - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

          - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Portfolio's investments as of December 31, 2009, is included with each Portfolio's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C. FOREIGN CURRENCY:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in the "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. Unrealized appreciation of $433 from dividends receivable in foreign currencies is included in "Dividends receivable" and unrealized appreciation of $2,168 from investment securities sold in foreign currencies is included in "Investment securities sold" on the Statement of Assets and Liabilities for the Global Dividend Target 15 Portfolio.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2009

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income and net realized long-term and short-term capital gains of all Portfolios may be paid with such frequency (monthly or otherwise) as the Board of Trustees may determine from time to time. Currently all distributions paid by a Portfolio will be reinvested by the Portfolio.

E. INCOME TAXES:

The Registrant is a limited liability company with all of its Interests owned by a single entity (Account B). Accordingly, the Registrant is treated as part of the operations of Prudential and is not taxed separately. The Registrant intends to continue to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Under current tax law, interest, dividend income, and capital gains of the Registrant are not currently taxable when left to accumulate within a variable annuity contract. As such, no federal or state income tax provision is required.

F. EXPENSES:

Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. General expenses of the Registrant with the exception of audit and printing fees, which are allocated evenly among the Portfolios, are generally allocated to all the Portfolios based upon the average net assets of each Portfolio.

The Registrant has entered into an Administrative Services Agreement (the "Agreement") with Prudential whereby Prudential provides certain Membership Interests servicing reasonably necessary for the operations of the Portfolios other than the management services provided by First Trust pursuant to the Investment Advisory and Management Agreement. As compensation for the services rendered under the Agreement, Prudential is paid fees at an annual rate of 0.30% of average daily net assets from the Portfolios. These fees are included in "Membership Interest servicing fees" on the Statements of Operations.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Portfolios are sub-licensees to these license agreements and are required to pay licensing fees, which are shown on the Statement of Operations.

G. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Portfolios pursuant to an Investment Advisory and Management Agreement. First Trust provides each Portfolio with discretionary investment services and certain administrative services necessary for the management of the Portfolios. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of each Portfolio's average daily net assets.

For the period September 30, 2004 through December 31, 2010, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expenses) to 1.37% for the First Trust Target Focus Four Portfolio and 1.47% for each of the other Portfolios' average daily net assets. First Trust has entered into an agreement with the Registrant that allows First Trust to recover from the Portfolios any fees waived or expenses reimbursed during the three year period after the date of the waiver or reimbursement. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount waived or reimbursed during such period. To the extent that the actual expense ratio of a particular Portfolio is less than such Portfolio's applicable expense cap, First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the expense cap exceeds the actual expense ratio. These amounts would

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2009

be included in "Expenses previously waived or reimbursed" on the Statements of Operations. The advisory fee waivers and expense reimbursements for the period ended December 31, 2009 and the expenses borne by the Advisor subject to reimbursement by each Portfolio at December 31, 2009 were as follows:

                                                                  EXPENSES BORNE
                                                       BY ADVISOR SUBJECT TO REIMBURSEMENT
                                                    -----------------------------------------
                                                      YEAR       YEAR       YEAR
                                                      ENDED      ENDED     ENDED
                               FEES     EXPENSES    DECEMBER   DECEMBER   DECEMBER
                              WAIVED   REIMBURSED   31, 2007   31, 2008   31, 2009    TOTAL
                             -------   ----------   --------   --------   --------   --------
Target Managed VIP
   Portfolio .............   $53,913    $    --      $    --   $ 30,984   $ 53,913   $ 84,897
The Dow(R) Dart 10
   Portfolio .............    32,075      3,189       18,107     34,027     35,264     87,398
The Dow(R) Target Dividend
   Portfolio .............    34,903         --           --        180     34,903     35,083
Global Dividend Target 15
   Portfolio .............    21,774         --           --     53,187     21,774     74,961
S&P(R) Target 24
   Portfolio .............    43,615         --       13,114     37,227     43,615     93,956
NASDAQ(R) Target 15
   Portfolio .............    16,622     23,846       26,812     39,899     40,468    107,179
First Trust Target Focus
   Four Portfolio ........    45,601     24,079       31,897    144,163     69,680    245,740
Value Line(R) Target 25
   Portfolio .............    41,127         --           --     12,577     41,127     53,704

PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Registrant's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements.

PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the custodian to the Portfolios.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Audit Committee Chairman is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman served two-year terms which ended on December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Registrant for serving in such capacities.

                              4. DISTRIBUTION PLAN

The Registrant, on behalf of each Portfolio, has adopted a 12b-1 Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of each of the Portfolios will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP") serves as the selling agent and distributor of Interests of the Portfolios. In this capacity, FTP manages the offering of the Portfolios' Interests and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate Prudential for providing account services to policy owners. These services include establishing and maintaining policy owner accounts, answering inquiries, and providing personal services to policy owners. Each Portfolio may spend up to 0.25% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale and distribution of a Portfolio's Interests including, without limitation, expenses of preparing, printing and distributing prospectuses to persons other than Interest holders or policy owners, as well as compensating its sales force, printing and distributing advertising and sales literature and reports to Interest holders and policy owners used in connection with the sale of a Portfolio's Interests, certain other

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2009

expenses associated with the distribution of the Portfolios, and any distribution-related expenses that may be authorized by the Registrant's Board of Trustees.

During the year ended December 31, 2009, all service fees received by FTP were paid to Prudential, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Registrant's Board of Trustees and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the year ended December 31, 2009, was as follows:

                                                    PURCHASES       SALES
                                                   -----------   -----------
Target Managed VIP Portfolio ...................   $30,915,911   $34,852,787
The Dow(R) DART 10 Portfolio ...................     5,612,973     7,418,085
The Dow(R) Target Dividend Portfolio ...........    19,243,403    19,143,084
Global Dividend Target 15 Portfolio ............    31,263,101    30,671,276
S&P(R) Target 24 Portfolio .....................    10,236,366    10,239,752
NASDAQ(R) Target 15 Portfolio ..................     5,232,503     6,044,846
First Trust Target Focus Four Portfolio ........    10,128,732     5,962,821
Value Line(R) Target 25 Portfolio ..............    14,875,663    20,138,702

                             6. MEMBERSHIP INTERESTS

The Registrant has authorized an unlimited number of Interests without par value of one or more series.

                               7. INDEMNIFICATION

The Registrant has a variety of indemnification obligations under contracts with its service providers. The Registrant's maximum exposure under these arrangements is unknown. However, the Registrant has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             8. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Portfolios. For additional information about the risks associated with investing in the Portfolios, please see the Portfolios' prospectus and statement of additional information, as well as other regulatory filings.

MARKET RISK: The principal risk of investing in the Portfolios is market risk. Market risk is the risk that a particular stock in a Portfolio, the Portfolio itself or stocks in general may fall in value. In 2008 and early 2009, securities markets were significantly negatively affected by the financial crises that initially resulted from the downturn in the subprime mortgage market in the U.S. The impact of the financial crises on securities markets has proven to be significant and may be long lasting and may have a substantial impact on the value of the Portfolios. As with any mutual fund investment, loss of money is a risk of investing. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-U.S. SECURITIES INVESTMENT RISK: The Portfolios may invest in non-U.S. securities. Investing in securities of non-U.S. companies and non-U.S. governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many non-U.S. companies and non-U.S. governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2009

NON-DIVERSIFICATION RISK: Each Portfolio is classified as "non-diversified" and is limited as to the percentage of its assets which may be invested in securities of any one issuer only by its own investment restrictions and diversification requirements. A Portfolio may therefore invest a relatively high percentage of its assets in a limited number of issuers. This does expose each Portfolio to greater market fluctuations than is experienced by a diversified fund. Each Portfolio is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INVESTMENT STRATEGY RISK: Each Portfolio is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Portfolios will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Each Portfolio's relative lack of diversification, possible concentration in a particular industry and passive management style may subject investors to greater market risk than other mutual funds.

SMALL CAP COMPANY RISK: The Target Managed VIP Portfolio and Value Line(R) Target 25 Portfolio invest in small cap stocks, which presents additional risk. Small cap stocks are more vulnerable to market conditions, less liquid and generally experience greater price volatility than stocks of larger capitalization companies.

FINANCIALS SECTOR RISK: The Portfolios may invest in securities of companies in the financial sector. The downturn in the U.S. and world economies has adversely affected banks, thrifts, credit and capital markets, companies involved in the insurance industry and other companies in the financial sectors.

                               9. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Portfolios through February 24, 2010, the date the financial statements were issued, and has determined that there was a subsequent event as follows:

On February 2, 2010, The PNC Financial Services Group, Inc. ("PNC") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC ("GIS").

The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc. and PFPC Trust Company and PNC has indicated that it is expected to close in the third quarter of 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Members of First Defined Portfolio Fund, LLC:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Defined Portfolio Fund, LLC (the "Fund"), comprised of Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus FoUR Portfolio and Value Line(R) Target 25 Portfolio (the "Portfolios"), as of December 31, 2009, the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Portfolios' financial statements and financial highlights for the periods ended prior to December 31, 2007 were audited by other auditors whose report, dated February 15, 2007, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Portfolios' custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2009, the results of their operations for the year ended, and changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


(DELOITTE & TOUCHE LLP)

Chicago, Illinois
February 24, 2010

ADDITIONAL INFORMATION

                        FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Registrant uses to determine how to vote proxies and information on how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Registrant's website located at Http://www.ftportfolios.com; (3) on the SEC's website at Http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              LICENSING INFORMATION

"Dow Jones Industrial Average(SM)," "DJIA(SM)," "The Dow Jones U.S. Select Dividend Index(SM)," "Dow Industrials(SM)," "The Dow(R)," "Dow 30(SM)," and "The Dow 10(SM)" are service marks or registered trademarks, as applicable, of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust on behalf of the Registrant. None of the Portfolios, including, and in particular, Target Managed VIP Portfolio, The Dow(R) Target Dividend Portfolio, The Dow(R) DART 10 Portfolio and the First Trust TargeT Focus Four Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"The NASDAQ-100(R)", "NASDAQ-100 Index(R)", "NASDAQ Stock Market(R)" and "NASDAQ(R)" are registered trademarks of The Nasdaq OMX Group, INc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust on behalf of the Registrant. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio have not been passed on by the Corporations as to their legality or suitability. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE REGISTRANT.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500"
"S&P MidCap 400", "Standard & Poor's MidCap 400", "S&P SmallCap 600" and "Standard & Poor's SmallCap 600" are trademarks of Standard & Poor's Financial Services LLC and have been licensed for use by First Trust on behalf of the Registrant. The S&P(R) Target 24 Portfolio, the Target Managed VIP Portfolio and the First Trust Target Focus Four Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the S&P(R) Target 24 Portfolio, the Target Managed VIP Portfolio or the FirsT Trust Target Focus Four Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of Standard & Poor's.

"Value Line(R)", "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust on behalf of the Registrant. The Target Managed VIP Portfolio, the Value Line(R) Target 25 Portfolio and the First Trust Target Focus Four Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Target Managed VIP Portfolio, the Value Line(R) Target 25 Portfolio or the First Trust Target Focus Four Portfolio.

"NYSE(R)" and "NYSE International 100 Index(R)" are registered trademarks of NYSE Group, Inc. and have been licensed for use for certaIN purposes by First Trust. The First Trust Target Focus Four Portfolio, based in part on the NYSE International 100 Index(R), is not sponsored, endorsed, sold or promoted by NYSE Group, Inc. or any of its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such product. NYSE Group, Inc. has no relationship to the First Trust Target Focus Four Portfolio or First Trust other than the licensing of NYSE International 100 Index(R) and its registered trademarks for use in connection with the First Trust Target Focus Four Portfolio.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)

                          CHANGE IN INVESTMENT POLICY

On December 14, 2009 the Board of Trustees of the Registrant approved a change in investment policy for The Dow DART 10 Portfolio, The Dow Target Dividend Portfolio, the Global Dividend Target 15 Portfolio, the S&P Target 24 Portfolio, the NASDAQ Target 15 Portfolio, the First Trust Target Focus Four Portfolio, and the Value Line Target 25 Portfolio. The approved change provides that in seeking the investment objective for each portfolio, "First Trust reserves the right to over-weight, under-weight or exclude certain companies from the Portfolio". This investment policy is non-fundamental and therefore may be changed by approval of the Board of Trustees without shareholder approval. The investment policy change will become effective on or about May 7, 2010.

BOARD OF TRUSTEES AND OFFICERS

FIRST DEFINED PORTFOLIO FUND, LLC DECEMBER 31, 2009 (UNAUDITED)

Information pertaining to the Trustees and officers of the Registrant is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.


                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                IN THE FIRST
                                                                                                 TRUST FUND           OTHER
        NAME, ADDRESS, DATE                                                                       COMPLEX         TRUSTEESHIPS
       OF BIRTH AND POSITION            TERM OF OFFICE AND            PRINCIPAL OCCUPATIONS     0VERSEEN BY       OR DIRECTORSHIPS
           WITH THE FUND                LENGTH OF SERVICE             DURING PAST 5 YEARS       TRUSTEE           HELD BY TRUSTEE
-----------------------------------   -----------------------   -----------------------------   ------------   ---------------------
                                                        INDEPENDENT TRUSTEES


Richard E. Erickson, Trustee c/o      -  Indefinite             Physician; President, Wheaton   61            None
First Trust Advisors L.P. 120 E.      -  Since Fund Inception   Orthopedics; Co-owner and
Liberty Drive, Suite 400 Wheaton,                               Co-Director (January 1996 to
IL 60187 D.OB.: 04/51                                           May 2007), Sports Med Center
                                                                for Fitness; Limited Partner,
                                                                Gundersen Real Estate
                                                                Partnership; Limited Partner,
                                                                Sportsmed LLC

Thomas R. Kadlec, Trustee c/o First   -  Indefinite             Senior Vice President and       61            Director of ADM
Trust Advisors L.P. 120 E. Liberty    -  Since March 2004       Chief Financial Officer                       Investor Service, Inc.
Drive, Suite 400 Wheaton, IL 60187                              (May 2007 to Present), Vice                   and ADM Investor
D.O.B.: 11/57                                                   President and Chief Financial                 Services International
                                                                Officer (1990 to May 2007),
                                                                ADM Investor Services, Inc.
                                                                (Futures Commission Merchant)

Robert F. Keith, Trustee c/o First    -  Indefinite             President (2003 to Present),    61            None
Trust Advisors L.P. 120 E. Liberty    -  Since April 2007       Hibs Enterprises (Financial
Drive, Suite 400 Wheaton, IL 60187                              and Management Consulting)
D.O.B.: 11/56

                        FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                IN THE FIRST
                                                                                                 TRUST FUND           OTHER
        NAME, ADDRESS, DATE                                                                       COMPLEX         TRUSTEESHIPS
       OF BIRTH AND POSITION            TERM OF OFFICE AND            PRINCIPAL OCCUPATIONS     0VERSEEN BY    OR DIRECTOR SHIPS
           WITH THE FUND                LENGTH OF SERVICE             DURING PAST 5 YEARS       TRUSTEE         HELD BY TRUSTEE
-----------------------------------   -----------------------   -----------------------------   ------------   ---------------------
                                                  INDEPENDENT TRUSTEES (Continued)
Niel B. Nielson, Trustee c/o          -  Indefinite             President (June 2002 to         61            Director of
First Trust Advisors L.P. 120 E.      -  Since Fund Inception   Present), Covenant College                    Covenant Transport
Liberty Drive, Suite 400 Wheaton,                                                                             Inc.
IL 60187 D.O.B.: 03/54
                                                         INTERESTED TRUSTEE

James A. Bowen(1), Trustee,           -  Indefinite             President, First Trust          61            Trustee of Wheaton
President, Chairman of the Board      -  Since Fund Inception   Advisors L.P. and First Trust                 College
and CEO 120 E. Liberty Drive,                                   Portfolios L.P.; Chairman of
Suite 400 Wheaton, IL 60187                                     the Board of Directors,
D.O.B.: 09/55                                                   BondWave LLC (Software
                                                                Development
                                                                Company/Investment Advisor)
                                                                and Stonebridge Advisors LLC
                                                                (Investment Advisor)


      NAME, ADDRESS, AND               POSITION AND OFFICES           TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
        DATE OF BIRTH                        WITH FUND                LENGTH OF SERVICE                DURING PAST 5 YEARS
------------------------------   --------------------------------   -----------------------   --------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
Mark R. Bradley 120 E. Liberty   Treasurer, Controller, Chief       -  Indefinite Term        Chief Financial Officer, First
Drive, Suite 400 Wheaton, IL     Financial Officer and Chief        -  Since Fund Inception   Trust Advisors L.P. and First
60187 D.O.B.: 11/57              Accounting Officer                                           Trust Portfolios L.P.; Chief
                                                                                              Financial Officer, BondWave LLC
                                                                                              (Software Development
                                                                                              Company/Investment Advisor) and
                                                                                              Stonebridge Advisors LLC
                                                                                              (Investment Advisor)

----------
(1) Mr. Bowen is deemed an "interested person" of the Registrant due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2009 (UNAUDITED)


                                       POSITION AND OFFICES
      NAME, ADDRESS, AND                     WITH FUND                TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
        DATE OF BIRTH                                                 LENGTH OF SERVICE                DURING PAST 5 YEARS
------------------------------   --------------------------------   -----------------------   --------------------------------------
                                          OFFICERS WHO ARE NOT TRUSTEES(2) -- (CONTINUED)
Susan M. Brix 120 E. Liberty     Assistant Vice President           -  Indefinite Term        Representative, First Trust Portfolios
Drive, Suite 400 Wheaton, IL                                        -  Since Fund Inception   L.P.; Assistant Portfolio Manager,
60187 D.O.B.: 01/60                                                                           First Trust Advisors L.P.

Erin E. Chapman 120 E. Liberty   Assistant Secretary                -  Indefinite Term        Assistant General Counsel (October
Drive, Suite 400 Wheaton, IL                                        -  Since June 2009        2007 to Present), Associate Counsel
60187 D.O.B.: 08/76                                                                           (March 2006 to October 2007), First
                                                                                              Trust Advisors L.P. and First Trust
                                                                                              Portfolios L. P.; Associate Attorney
                                                                                              (November 2003 to March 2006), Doyle &
                                                                                              Bolotin, Ltd.

James M. Dykas 120 E. Liberty    Assistant Treasurer                -  Indefinite Term        Senior Vice President (April 2007 to
Drive, Suite 400 Wheaton, IL                                        -  Since December 2005    Present), Vice President (January 2005
60187 D.O.B.: 01/66                                                                           to April 2007), First Trust Advisors
                                                                                              L.P. and First Trust Portfolios L.P.

W. Scott Jardine 120 E.          Secretary and Chief Compliance     -  Indefinite Term        General Counsel, First Trust Advisors
Liberty Drive, Suite 400         Officer                            -  Since Fund Inception   L.P., First Trust Portfolios L.P. and
Wheaton, IL 60187 D.O.B.:                                                                     BondWave LLC (Software Development
05/60                                                                                         Company/Investment Advisor); Secretary
                                                                                              of Stonebridge Advisors LLC
                                                                                              (Investment Advisor)

----------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2009 (UNAUDITED)


      NAME, ADDRESS, AND               POSITION AND OFFICES           TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
        DATE OF BIRTH                        WITH FUND                LENGTH OF SERVICE                DURING PAST 5 YEARS
------------------------------   --------------------------------   -----------------------   --------------------------------------
                                           OFFICERS WHO ARE NOT TRUSTEES(2) - (CONTINUED)

Daniel J. Lindquist 120 E.       Vice President                     -  Indefinite Term        Senior Vice President (September 2005
Liberty Drive, Suite 400                                            -  Since December 2005    to Present), Vice President (April
Wheaton, IL 60187 D.O.B.:                                                                     2004 to September 2005), First Trust
02/70                                                                                         Advisors L.P. and First Trust
                                                                                              Portfolios L.P.

Coleen D. Lynch 120 E. Liberty   Assistant Vice President           -  Indefinite Term        Assistant Vice President (January 2008
Drive, Suite 400 Wheaton, IL                                        -  Since July 2008        to Present), First Trust Advisors L.P.
60187 D.O.B.: 07/58                                                                           and First Trust Portfolios L.P.; Vice
                                                                                              President (May 1998 to January 2008),
                                                                                              Van Kampen Asset Management and Morgan
                                                                                              Stanley Investment Management

Kristi A. Maher 120 E. Liberty   Assistant Secretary and Deputy     -  Indefinite Term        Deputy General Counsel (May 2007 to
Drive, Suite 400 Wheaton, IL     Chief Compliance Officer           -  Assistant Secretary    Present), Assistant General Counsel
60187 D.O.B.: 12/66                                                    since July 2004        (March 2004 to May 2007), First Trust
                                                                    -  Deputy Chief           Advisors L.P. and First Trust
                                                                       Compliance Officer     Portfolios L.P.
                                                                       since November 2009

Roger F. Testin 120 E. Liberty   Vice President                     -  Indefinite Term        Senior Vice President, First Trust
Drive, Suite 400 Wheaton, IL                                        -  Since September 2001   Advisors L.P. and First Trust
60187 D.O.B.: 06/66                                                                           Portfolios L.P.

----------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

                        FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

I. SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

     A. Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     B. Information about your transactions with us, our affiliates or others;

     C. Information we receive from your inquiries by mail, e-mail or telephone; and

     D. Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

II. INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

III. DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

     A. In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

     B. We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

IV. CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

V. POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to WWW.FTPORTFOLIOS.COM, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822

                       This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit puruant to Item 12(a)(1).

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (e)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $130,000.00 for 2008 and $136,000.00 for 2009.

     (b) AUDIT-RELATED FEES (REGISTRANT)-- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2009.

     AUDIT-RELATED FEES (INVESTMENT ADVISER AND DISTRIBUTOR) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2009.

    (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 for 2008 and $0 for 2009.

TAX FEES (INVESTMENT ADVISER AND DISTRIBUTOR) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2008 and $0 for 2009.

     (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

ALL OTHER FEES (INVESTMENT ADVISER AND DISTRIBUTOR) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

     The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

          (b)0%

          (c)0%

          (d)0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2008 were $0 for the registrant, $12,143.00 for the registrant's investment adviser and $46,363.00 for the registrant's distributor, and for 2009 were $0 for the registrant, $36,000.00 for the registrant's investment adviser and $37,300.00 for the registrant's distributor.

     (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Defined Portfolio Fund, LLC


By (Signature and Title)* /s/ James A. Bowen
                          ----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date 2/19/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date 2/19/10


By (Signature and Title)* /s/ Mark R. Bradley
                          ----------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date 2/19/10

* Print the name and title of each signing officer under his or her signature.